UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File number 811-08900

                          Buffalo Large Cap Fund, Inc.
               (Exact name of registrant as specified in charter)

                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
               (Address of principal executive offices) (Zip code)

                                 Kent W. Gasaway
                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
                     (Name and address of agent for service)

                                 (913) 384-1513
               Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2008

Date of reporting period: September 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)


                               SEMI-ANNUAL REPORT

                                   [GRAPHIC]

                                                                   BUFFALO FUNDS

                                                              September 30, 2007

                          MESSAGE TO OUR SHAREHOLDERS
                                  (Unaudited)

      I am pleased to report that all the Buffalo Funds, except Micro Cap, generated strong positive returns for the six months ending September 30, 2007. The accompanying portfolio management review provides a detailed look at the results for each Fund. Total assets for the Buffalo Funds family have grown to $3.7 billion as of this writing.

      As mentioned above, the past six months have been favorable for the stock market and our Funds. Additionally, for the first time in many years, it has been a more favorable environment for growth equities versus value. This is a positive development for most of our Funds as well. Will it continue? Given a slowing U.S. economy, we believe the chances are that investors will continue to gravitate toward secular growth companies. However, we must profess some worry that a "nifty-fifty" mentality of ignoring valuation (for the sake of high growth) appears to be taking hold in a narrow group of stocks. You can rest assured that valuations still matter to the managers of the Buffalo Funds.

      Prognosticators on the stock market and the economy will argue about the positives and the negatives as they always do every year. Positives include low unemployment, good wage growth, strengthening exports and low interest rates. Negatives include high consumer debt, high oil prices, rising food prices, falling home prices and a tightening credit market. How each of these factors will balance out in the near- term is impossible to forecast. Thus, we continue to focus on long-term issues we think are more predictable. What are the competitive advantages of our companies? Are there underlying trends giving certain industries much greater growth potential than the overall economy? Do our companies have untapped growth potential internationally that is underappreciated? We believe focusing on this type of analysis versus trying to predict macro-economic data is what keeps us on course as long-term stewards of the Funds.

      We are excited to announce the opening of our tenth fund, the Buffalo International Fund, in late September. This Fund will invest in both American Depository Receipts (ADRs) and foreign traded equities of internationally based companies. The Fund's exposure to different markets around the globe will be very broadly based. Like all the Buffalo Funds, research on companies will be intensive and fundamentally based. The start of this Fund marks an important milestone for our company, the build-out of an internal investment team dedicated solely to international investing. This team includes Bill Kornitzer, Nicole Kornitzer and Kara Tan Bala. Each individual will play a key role in this new endeavor for our firm. Bill will act as the U.S. based lead portfolio manager, having previously co- managed other Buffalo equity funds and having a long history of working and living overseas. Nicole, fluent in French and Spanish, and having previously been a domestic analyst for the growth team, will move to Europe to perform company research first-hand on that continent. Finally, Kara, fluent in Cantonese, Malay and Indonesian and a long history of managing international equities, will follow Asian companies for the Fund. We encourage shareholders to consider this new Fund for diversification and exposure to international markets.

      Finally, I am pleased to announce the addition of John Bichelmeyer as co-manager of the Buffalo Micro Cap Fund and as a member of the growth team. John has 10 years experience as an analyst and portfolio manager of growth equities. It is our plan to continue adding research and management depth to our micro- cap efforts with the eventual goal of opening the Fund to supermarket platforms (it has only been open to direct investment and 401(k) plans since inception). The micro-cap sector has been the weakest performing area of all equity markets in 2007, yet we believe it maintains the greatest potential over the long-term.

      As always, we thank you for your business and support over the years. As fellow shareholders, you can trust the Buffalo team is doing our best to look after your long-term best interests.

Sincerely,

/s/ Kent W. Gasaway

Kent W. Gasaway
President
Buffalo Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; loss of principal is possible. Please see the following Semi-Annual Report for the Funds' holdings information.


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2

PORTFOLIO MANAGEMENT REVIEW (Unaudited)

      Our domestic equity funds continue to adhere to a philosophy of investing only in industries and companies that should benefit from trends (demographic, technological, societal, etc) that offer what we believe to be significant growth opportunities. These trends are long-term oriented (i.e. 5 years) and provide a certain level of predictability. We also apply fundamental analysis to identify companies that we believe have a competitive advantage, can either sustain or grow their profit margins, have solid management teams, and have the financial strength to weather difficult economic environments.

      We are disciplined, long term investors who emphasize preparation and independent thought, and our belief in our investment process is strong. As such, we typically take advantage of market situations in which fear or greed causes consensus opinion to stray from the long term competitive positioning and growth prospects of our companies. We believe Wall Street's obsession with short-term corporate earnings results creates considerable opportunities for patient long-term investors.

      The BUFFALO BALANCED FUND outperformed the weighted average (60/40%) of the S&P 500 Index and the Merrill Lynch High Yield Master Index for the six month period ended September 30, 2007 (9.18% vs. 5.28%).

      The Fund currently has 61% of the portfolio invested in equities, 7% in convertible bonds, 22% in corporate bonds, and 10% in cash. The Fund has maintained its attractive yield, and is actively managed with the goal of providing income plus capital appreciation.

      This particular Fund does not use the firm's trend- based strategy used for investing in growth stocks. The majority of equities chosen for this Fund are income and/or value oriented. The Fund looks for equities that increase their dividend at least every other year. We buy companies that have good cash flows, stock repurchases and rising earnings. We also look for shareholder friendliness and integrity of management. In the broad market indexes, energy was the top performing sector over the last 6 months. The Fund benefited, as energy holdings were among the Fund's top contributors, including ConocoPhillips, Schlumberger, Chevron and Exxon. The Fund's industrials (GE, Lockheed, United Technologies) were also strong performers, followed by Wrigley and PepsiCo, consumer discretionary holdings benefiting from growth in their oversees markets.

      Bonds held in the Fund are primarily high yield corporate bonds, with some convertibles as well. The bonds are diversified across industry segments and maturity dates, with an average S&P rating of B-. We buy mostly unsecured, high yield bonds with ratings of BBB or lower, feeling that we can add value in that area because of our portfolio manager and research team's depth, experience and expertise.

      The BUFFALO HIGH YIELD FUND outperformed the Merrill Lynch High Yield Master Index for the six months ending September 30, 2007. The Fund returned 2.21% compared to a return of 0.66% for the Merrill Lynch High Yield Master Index. The favorable performance reflects favorable returns on several of our convertible holdings and our emphasis on high-quality corporate bonds that held up well during the turmoil in the broader high yield marketplace.

      In spite of the considerable volatility that impacted the credit markets during the summer months, our long term strategy remains unchanged. We are holding a mix of approximately 69% corporate bonds, 18% convertibles and 8% cash. In terms of credit quality, our corporate bonds are primarily rated single B by the rating agencies.* We continue to diversify our portfolio across industry segments with only one sector (hotels, restaurants, and leisure -- principally gaming) having a weighting over 10%.

      Our corporate bond emphasis is on high-quality companies with improving credit quality and manageable leverage. With the recent turmoil in the mortgage, credit, and housing markets we are carefully monitoring our existing holdings to minimize exposure to issuers that we believe are at risk, while using cash to purchase bonds we believe have unfairly sold off along with the broader market and represent good values. We continue to stay away from emerging market (and all foreign) bonds, and are also avoiding most bonds issued in connection with leveraged buyouts ("LBO's") feeling that their high debt levels could lead to problems in a decelerating economic growth environment. Within the convertible segment, our strategy is similar to most of our equity portfolios


--------------------------------------------------------------------------------

                          MESSAGE TO OUR SHAREHOLDERS
                                   (Unaudited)
                                   (Continued)

at the Buffalo Funds, where we look for companies that should benefit from long-term trends, and have significant equity upside.

      During the six months ending September 30, 2007, we were able to use our cash to add several new issues with appealing risk/reward tradeoffs. Our cash is still higher than we prefer, but we will continue to maintain our yield discipline on what we are willing to accept to maintain an adequate risk/reward balance in the current environment. We believe that continued uncertainty about the health of the economy and credit markets as well as a large supply calendar should allow us to deploy the cash opportunistically in the final quarter of 2007, as well as early 2008.

      For the six-month period ended September 30, 2007, the BUFFALO JAYHAWK CHINA FUND was up 33.17%, versus the performance of the MSCI China Free Index (total return) of 76.58%. The strong performance of the index masks the extreme volatility of the market. Through this turbulent time, we have adhered to our investment strategies of identifying and investing in value opportunities through bottom up fundamental analysis. Consequently we have managed to generate a strong positive return while keeping our volatility much lower than the overall market. While we see increasing market concerns about the "over-frothy" Chinese economy, we believe that our portfolio is well positioned to sustain a positive return through market volatility.

      The price action in the greater China equity markets over the course of the third quarter was extreme in its volatility. At its trough on August 17, 2007, the MSCI China Index was down nearly 20% for the month. Yet it finished August up more than 7% -- a rally of more than 30% during the last two weeks of August which continued through September. All told, from the trough in mid-August to the end of the third quarter the index rose well over 50% in value. While earnings growth in China has been undoubtedly strong, fundamentals have not been moving these markets. Rather, liquidity and momentum have driven prices beyond what we believe to be reasonable in a remarkably short period of time.

      First, Chinese investors, who have high savings rates exceeding 40% and approximately $2.2 trillion in personal cash savings earning low rates of return, are returning to the A-share market in droves. (A-shares represent companies incorporated in mainland China and are traded in the mainland A-share markets. The prices of A shares are quoted in Renminbi, and currently only mainlanders and selected foreign institutional investors are allowed to trade A shares.) More than 34 million brokerage accounts have been opened this year alone, fueling a fivefold increase in the A-share index since the lows in the summer of 2005. Second, overseas investors have been front running the potential inflow from the Chinese "through train" program. On August 20, 2007, SAFE (the State Administration of Foreign Exchange) very quietly announced that mainland Chinese individuals would be allowed to buy individual stocks (i.e. not required to invest via a fund) overseas with Hong Kong designated as the first market for the program. This initiative has been given the nickname of the "through train." Despite the fact that mainland investors through mutual funds or directly have not bought a single Chinese stock through Qualified Domestic Institutional Investors funds or the "through train" individual investor scheme, the market as defined by the MSCI China Free Index has rallied more than 50% from its August lows.

      The "invest in H-shares because mainland money is coming" theme was widely promoted by the sell side and obviously implemented by the buy side. (An H-share is a share of a Chinese company listed on the Hong Kong Stock Exchange.) This also explains the disparity in performance between large and small cap stocks, with the large and mega cap H-shares with dual listings in the A-share markets (big state-owned banks and insurance companies for example) leading the market rally. These are also large constituents of the MSCI China Free Index.

      Meanwhile stock prices of many, if not most, large and mega cap Chinese stocks have decoupled completely from fundamental valuations. Instead, the gravitational pull of A-share valuations is strong enough to cause even richly valued Hong Kong stocks to trade higher.

      As mentioned earlier, the Fund's investment strategy is driven by bottom-up, stock and value focus. Therefore, during the period in review, the Fund's performance was hurt by our avoidance of high valuation stocks in overbought sectors of the stock market. The top five


--------------------------------------------------------------------------------
4
holdings of the portfolio tend to be in small capitalization stocks that we believe are deeply undervalued. At the same time, we have avoided the big Chinese banks and life insurance companies with rich valuations. During the sell-off in shares of Chinese companies in mid- February to early March this year, our portfolio composition was defensive and stood up well to the selling pressure. Going forward, as investors get increasingly nervous about the high valuation of large-cap Chinese companies, we believe that our value-oriented investment strategy should stand the test of time.

      The BUFFALO LARGE CAP FUND (up 8.50% for the six- month period ended September 30, 2007) trailed the Russell 1000 Growth Index (+11.35%), but performed nearly in line with the S&P 500 (+8.44%).

      The strongest sectors in the Russell 1000 Growth were energy, technology and materials, particularly after the Federal Reserve initially lowered the discount rate in August.

      The Fund's overweighting in health care, as well as the out performance of our health care holdings, strongly contributed to our relative and absolute returns in the quarter. Five strong performers in health care during the period were Bayer, MedImmune, Schering-Plough, Medco and Teva Pharmaceuticals.

      Relative to the benchmark, our underweighting of energy and industrials accounted for our underperformance. To a lesser extent, our sector allocation as well as stock selection within financials was a drag on performance. While large cap growth stocks have generally underperformed over the last five years, we believe that the prospects for them to continue to regain positive market leadership are favorable, given their relative fundamental stability in this time of slowing economic growth.

      BUFFALO MICRO CAP, down 1.43%, underperformed the Russell Microcap Growth Index, which was up 2.82% for the six-month period ended September 30, 2007. Performance was negative in the consumer discretionary and financial sectors, and positive in healthcare (our heaviest sector), industrials and technology.

      Healthcare was the top contributing sector in the Fund. In economic environments like we are having, investors flock to companies and sectors that are not macroeconomically sensitive, and healthcare was a beneficiary. Healthcare performers included Align (the only provider in the clear dental aligner market worldwide), Lifecell (tissue-based products for use in surgical procedures to repair soft tissue defects) and Meridian Bioscience (diagnostic test kits primarily for respiratory, gastrointestinal, viral, and parasitic infectious diseases). Several strong performers in the industrial sector were in the education industry (Capella and ecollege.com), fitting both our education and e-commerce trends.

      The consumer discretionary holdings were the primary negative force in the Fund, driven by travel and leisure and retail related stocks. Microcaps in general have trailed the overall market year to date. As the economy slows, the smallest companies experience the most negative operating leverage. In addition, many micro caps lack exposure to foreign markets and the growth in foreign economies.

      There is tremendous volatility of returns/stock prices in this size of company (less than $600 million in size). The portfolio had a number of holdings move over 20% in the last 6 months: 17 holdings declined over 20% and 13 increased over 20%. As long-term investors we ignore short-term volatility of individual holdings, keeping our primary focus on company fundamentals, management execution, and the reconfirmation of the larger trends (demographic, technology, etc.) that are benefiting the company.

      On September 28, 2007, John Bichelmeyer was added to the Fund as a co-manager. Mr. Bichelmeyer has over 10 years of industry experience, and has been with the Fund's management company since 2005. The Fund is now managed by a team of four co-portfolio managers (Kent Gasaway, Bob Male, Grant Sarris, and John Bichelmeyer) and supported by research analysts.

      The BUFFALO MID CAP FUND, up 11.85%, strongly outperformed the Russell Midcap Growth Index, up 9.03%, for the six-month period ended September 30, 2007. The strongest performing sectors in the index were energy and industrials. Energy typically does not fit our strategy of long-term stable growth, and the Fund was underweighted in industrials, with a concentration in business services. Despite this headwind, the Fund outperformed based on stock selection, with very strong performance within the healthcare, technology and financial sectors.


--------------------------------------------------------------------------------

                          MESSAGE TO OUR SHAREHOLDERS
                                   (Unaudited)
                                   (Continued)

      The top performing holding was Garmin, which the Fund has held for approximately four years. Garmin has benefited from the proliferation of navigational devices, and we believe they have a sustainable advantage within the industry. Other top contributors were in the healthcare sector, including MedImmune which was acquired by AstraZeneca PLC, Amylin, and Dade Behring (acquired by Siemens).

      Detractors from performance included Chicos, Urban Outfitters and Talbots. Monster Worldwide was also down, hurt by employment concerns. We continue to believe that some consumer discretionary, healthcare and technology names are attractively valued at this point, given a long-term view. We have been acting opportunistically, adding to positions when valuations warrant.

      The BUFFALO SCIENCE AND TECHNOLOGY FUND (up 13.28%) outperformed the NASDAQ Composite Index (up 11.99%) for the six-month period ended September 30, 2007. While we believe our exposure to the healthcare technology segment should lead to higher relative risk- adjusted returns over the long-term, the Fund's performance was hurt by our allocation to this segment as it underperformed the Lipper group.

      At the end of the period, the Fund had 52% invested in the information technology and services sector, 36% in the healthcare technology, 4% in industrials, and 6% in cash.

      Top contributing names in the period were Cree, Nokia, and Align. Cree's standout performance was driven by profitability improvement and the anticipation that the company's energy efficient LED light sources will begin to populate new applications like TV and monitor backlights and architectural lighting. Nokia's recent stock price outperformance was due to strong fundamental growth driven by share gains in the wireless handset market.

      Negative contributors included Monster, MKS Instruments, and ev3. Monster's relative under- performance is due to employment concerns related to the broader economy. MKS Instruments' stock has been pressured by declining orders in the semiconductor equipment, and ev3's performance was impacted by the challenges of digesting the Foxhollow acquisition. We ended the quarter with 70 holdings, within our targeted range of 65 - 75 holdings. Based on our bottom-up fundamental analysis, we continue to find investment opportunities that we believe should benefit from long-term secular growth trends and trade at attractive valuations within the healthcare and technology universe.

      Market volatility has picked up recently in the wake of consumer credit concerns. The impact to the overall economy will play out over the next few quarters. We expect volatility to continue. Our time tested investment process with its emphasis on secular growth and finding value, and our diversity across information technology and healthcare technology, helps provide relative stability to the portfolio in uncertain economic periods.

      The BUFFALO SMALL CAP FUND was up 3.64% in the six months ended September 30, 2007, outperforming the Russell 2000 Index (up 1.19%) but underperforming the Russell 2000 Growth Index (up 6.70%). Within the Russell 2000 Growth Index, healthcare, industrials, energy and materials were the strongest performers, followed by the technology sector. Our lack of exposure to energy and materials continued to be a headwind, however we offset that somewhat through strong stock selection, particularly in technology and healthcare.

      The Fund currently has its heaviest weightings in the consumer discretionary (28% of the portfolio), healthcare (25%), technology (23%), and industrials (15%) sectors. Our strategy maintains a strong discipline toward valuation. We are long term investors, and don't stray from our discipline -- whether we're outperforming or underperforming. We continue to stick to our strategy of buying growth companies (at reasonable prices) that we feel are well positioned to benefit from solid underlying growth trends regardless of the state of the economy.

      The Fund was hit in the industrials sector, as most of our "industrial" names are business services such as recruiting, consulting or outsourcing rather than more traditional, cyclical industries. As concerns about the economy and employment increased, our business services names performed poorly. The consumer discretionary sector had slightly negative performance. However, we continue to believe that many business


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6
services and consumer names are attractively valued at this point, given a long term view. We had lowered our consumer discretionary weightings almost two years ago before the sector was hit, and are selectively adding to positions based on valuations. We also continue to find compelling names in technology and healthcare.

      Healthcare as a sector is less economically sensitive, and as a result it did well in the period. The Fund was overweighted healthcare, making healthcare the Fund's biggest contributor to performance.

      Gamestop was the Fund's biggest individual contributor. The company is a retailer of video game products and personal computer (PC) entertainment software, with over 5000 stores in 16 countries. Another strong contributor was Align, which continued to profit from their position as the only provider in the clear dental aligner market worldwide. Other strong contributors were in healthcare (including Amylin and Covance) and technology (Cree and Cabot).

      Many of the weaker performers were those affected by a slower economy and concerns for employment, including holdings in the retail (Coldwater Creek, PF Changs and Christopher & Banks) and the industrials/ business services mentioned earlier (Heidrick & Struggles, Korn/Ferry International and Navigant Consulting). We continue to view the long term fundamentals of each of these companies very favorably.

      The BUFFALO USA GLOBAL FUND was up 8.20%, trailing the Russell 3000 Growth Index (+10.95%) and almost in line with the S&P 500 Index (+8.44%) for the period ended September 30, 2007. Because of the Fund's unique strategy of focusing on U.S. based companies with more than 40% of their sales or income from international sources, there is not a benchmark that provides a true comparison. However, the Russell 3000 Index does reflect the multi-cap nature of the Fund. In the Russell 3000 Index the best performing sectors were materials, energy and technology. The weakest were financials and consumer discretionary. The Fund's largest contributors were technology, consumer staples and consumer discretionary. While consumer discretionary was negative for the index, it was a strong contributor in the Fund. Because the Fund looks for companies making a significant percentage of their sales or income from international sources, the U.S. consumer is not affecting the consumer discretionary holdings in this portfolio as much as other funds. Consumer-oriented performers included Las Vegas Sands, McDonalds, Wrigley and Coca Cola.

      This Fund was really designed for the environment we're in today and should remain in for some time. The global economy is growing faster than the U.S., with the growth of many countries far outpacing that of the U.S. The Fund should be well positioned for continued strong international growth and a weak dollar. We have a good deal of flexibility in this fund, investing in growth companies from a broad spectrum of market capitalizations, industries and geographic exposures. Using this approach, shareholders gain exposure to much of the dynamic growth of an increasingly globally-based economy.

/s/ John C. Kornitzer                     /s/ Kent W. Gasaway
John C. Kornitzer                         Kent W. Gasaway
President                                 Sr. Vice President

/s/ Robert Male                           /s/ Grant P. Sarris
Robert Male                               Grant P. Sarris
Sr. Vice President                        Sr. Vice President

/s/ William J. Kornitzer III
William J. Kornitzer III
Sr. Vice President

* According to S&P: An obligation rated 'BBB' exhibits adequate protection parameters. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.


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                                                                               7

                               INVESTMENT RESULTS

TOTAL RETURNS AS OF SEPTEMBER 30, 2007 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AVERAGE ANNUAL
                                                                GROSS      ---------------------------------------------------------
                                                               EXPENSE      SIX                                            SINCE
                                                                RATIO*     MONTHS     ONE YEAR   FIVE YEARS   TEN YEARS  INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND (inception date 8/12/94) .............     1.03%      9.18%      15.76%      16.15%       6.00%       8.49%
S&P 500 Index ..............................................      N/A       8.44%      16.44%      15.45%       6.57%      11.48%
S&P 500 Index & Merrill Lynch High Yield
  Master Index Weighted Average** ..........................      N/A       5.28%      12.89%      14.27%       6.63%      10.26%
Lipper Balanced Funds Index ................................      N/A       6.07%      13.19%      11.76%       6.42%       8.97%

BUFFALO HIGH YIELD FUND (inception date 5/19/95) ...........     1.02%      2.21%       7.39%       8.94%       5.47%       7.99%
Merrill Lynch High Yield Master Index ......................      N/A       0.66%       7.66%      12.27%       6.20%       7.36%
Lipper High Yield Bond Funds Index .........................      N/A       0.63%       7.74%      11.65%       4.25%       5.95%

BUFFALO JAYHAWK CHINA FUND (inception date 12/18/06) .......     2.19%     33.17%        N/A         N/A         N/A       40.22%***
MSCI China Free Index ......................................      N/A      76.58%        N/A         N/A         N/A       87.67%***
BUFFALO LARGE CAP FUND (inception date 5/19/95) ............     1.06%      8.50%      16.60%      14.84%       5.49%      10.58%
Russell 1000 Growth Index ..................................      N/A      11.35%      19.35%      13.84%       4.06%       8.86%
S&P 500 Index ..............................................      N/A       8.44%      16.44%      15.45%       6.57%      10.98%
Lipper Large-Cap Growth Fund Index .........................      N/A      13.47%      21.42%      12.95%       3.61%       8.17%

BUFFALO MICRO CAP FUND (inception date 5/21/04) ............     1.51%     -1.43%      10.95%        N/A         N/A       10.28%
Russell Microcap Growth Index ..............................      N/A       2.82%      14.31%        N/A         N/A        9.19%
Russell 2000 Index .........................................      N/A       1.19%      12.34%        N/A         N/A       13.61%
Lipper Micro-Cap Funds Index ...............................      N/A       3.54%      15.32%        N/A         N/A       12.71%

BUFFALO MID CAP FUND (inception date 12/17/01) .............     1.02%     11.85%      21.79%      20.56%        N/A       10.92%
Russell Midcap Growth Index ................................      N/A       9.03%      21.22%      20.39%        N/A        9.66%
S&P Midcap 400 Index .......................................      N/A       4.92%      18.76%      18.17%        N/A       11.78%
Lipper Mid-Cap Growth Funds Index ..........................      N/A      15.94%      30.80%      19.02%        N/A        9.20%

BUFFALO SCIENCE & TECHNOLOGY FUND (inception date 4/16/01)..     1.03%     13.28%      20.51%      25.98%        N/A        7.78%
NASDAQ Composite Index .....................................      N/A      11.99%      20.52%      18.95%        N/A        6.13%
S&P 500 Index ..............................................      N/A       8.44%      16.44%      15.45%        N/A        5.90%
Lipper Science & Technology Funds Index ....................      N/A      16.79%      25.52%      19.47%        N/A        1.45%

BUFFALO SMALL CAP FUND (inception date 4/14/98) ............     1.01%      3.64%      15.96%      21.04%        N/A       16.35%
Russell 2000 Growth Index ..................................      N/A       6.70%      18.94%      18.70%        N/A        3.50%
S&P Smallcap 600 Index .....................................      N/A       3.26%      14.93%      18.73%        N/A        9.00%
Lipper Small-Cap Growth Funds Index ........................      N/A       8.89%      21.73%      17.29%        N/A        6.16%

BUFFALO USA GLOBAL FUND (inception date 5/19/95) ...........     1.05%      8.20%      19.36%      15.69%       7.04%      11.31%
Russell 1000 Growth Index ..................................      N/A      11.35%      19.35%      13.84%       4.06%       8.86%
S&P 500 Index ..............................................      N/A       8.44%      16.44%      15.45%       6.57%      10.98%
Russell 3000 Growth Index ..................................      N/A      10.95%      19.31%      14.19%       3.97%       8.76%
Lipper Multi-Cap Growth Fund Index .........................      N/A      12.21%      22.20%      16.72%       5.28%       9.27%

*     As reported in the Funds' Prospectus dated July 30, 2007.

** The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index.

***   Cumulative since inception date of 12/18/06.

      PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED.


--------------------------------------------------------------------------------
8

THE BUFFALO BALANCED, JAYHAWK CHINA, LARGE CAP, MID CAP, SCIENCE & TECHNOLOGY AND USA GLOBAL FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 60 DAYS AND THE BUFFALO HIGH YIELD, MICRO CAP AND SMALL CAP FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD LESS THAN 180 DAYS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities. The Russell 2000 Index consists of the smallest 2,000 securi- ties in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The Lipper Micro-Cap Funds Index is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The Russell Midcap Growth Index measures the perform- ance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index. The S&P Midcap 400 Index con- sists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The Russell 2000 Growth Index measures the perform- ance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. The Lipper Multi-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification.

References to specific securities should not be construed as recommendations by the Funds or their Advisor. Please refer to the schedule of investments in the report for Fund holdings information.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest to pretax income. The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells.

PLEASE REFER TO THE PROSPECTUS FOR SPECIAL RISKS ASSOCIATED WITH INVESTING IN THE BUFFALO FUNDS, INCLUDING, BUT NOT LIMITED TO, RISKS INVOLVED WITH INVESTMENTS IN SCIENCE AND TECHNOLOGY, FOREIGN, LOWER- OR NON-RATED SECURITIES AND SMALLER COMPANIES.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor. 11/07


--------------------------------------------------------------------------------

                                EXPENSE EXAMPLE

      As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07 - 9/30/07). This information is unaudited.

ACTUAL EXPENSES

      The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, Jayhawk China, Large Cap, Mid Cap, Science & Technology and USA Global Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO BALANCED FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30 , 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,091.80                  $5.39
Hypothetical (5% return before expenses) ..    $1,000.00            $1,019.85                  $5.20

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007       SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,022.10                  $5.16
Hypothetical (5% return before expenses) ..    $1,000.00            $1,019.90                  $5.15

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


--------------------------------------------------------------------------------
10

BUFFALO JAYHAWK CHINA FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,331.70                 $10.26
Hypothetical (5% return before expenses) ..    $1,000.00            $1,016.20                 $ 8.87

* Expenses are equal to the Fund's annualized expense ratio of 1.76%, multiplied by the average account value over the period multiplied by 183/366 to reflect the period since commencement of operations.

BUFFALO LARGE CAP FUND

                                               BEGINNING              ENDING           EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,085.00                  $5.42
Hypothetical (5% return before expenses) ..    $1,000.00            $1,019.80                  $5.25

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO MICRO CAP FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $985.70                    $7.45
Hypothetical (5% return before expenses) ..    $1,000.00            $1,017.50                  $7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO MID CAP FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,118.50                  $5.35
Hypothetical (5% return before expenses) ..    $1,000.00            $1,019.95                  $5.10

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO SCIENCE & TECHNOLOGY FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,132.80                  $5.44
Hypothetical (5% return before expenses) ..    $1,000.00            $1,019.90                  $5.15

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO SMALL CAP FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,036.40                  $5.09
Hypothetical (5% return before expenses) ..    $1,000.00            $1,020.00                  $5.05

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO USA GLOBAL FUND

                                               BEGINNING             ENDING            EXPENSES PAID DURING
                                             ACCOUNT VALUE        ACCOUNT VALUE       PERIOD APRIL 1, 2007 -
                                             APRIL 1, 2007     SEPTEMBER 30, 2007      SEPTEMBER 30, 2007*
------------------------------------------------------------------------------------------------------------
Actual ....................................    $1,000.00            $1,082.00                  $5.36
Hypothetical (5% return before expenses) ..    $1,000.00            $1,019.85                  $5.20

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


--------------------------------------------------------------------------------

                        ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent market value as a percentage of total investments as of September 30, 2007.

[The following tables were represented as a pie chart in the printed material.]

                             BUFFALO BALANCED FUND
                    Short Term Investments .........  10.42%
                    Common Stocks ..................  61.26%
                    Convertible Bonds ..............   6.84%
                    Corporate Bonds ................  21.48%

                             BUFFALO LARGE CAP FUND
                    Short Term Investments .........   4.34%
                    Health Care ....................  27.35%
                    Information Technology .........  24.71%
                    Financials .....................  18.08%
                    Industrials ....................   5.11%
                    Consumer Discretionary .........  11.79%
                    Consumer Staples ...............   8.62%

                            BUFFALO HIGH YIELD FUND
                    Short Term Investments .........   7.96%
                    Common Stocks ..................   0.20%
                    Corporate Bonds ................  69.19%
                    Preferred Stocks ...............   1.59%
                    Convertible Bonds ..............  17.75%
                    Convertible Preferred Stocks ...   3.31%

                             BUFFALO MICRO CAP FUND
                    Short Term Investments .........   1.98%
                    Health Care ....................  24.78%
                    Consumer Discretionary .........  20.60%
                    Information Technology .........  19.19%
                    Industrials ....................  19.37%
                    Financials .....................  14.08%

                           BUFFALO JAYHAWK CHINA FUND
                    Financials .....................   3.98%
                    Consumer Discretionary .........  15.28%
                    Energy .........................   8.72%
                    Health Care ....................  13.19%
                    Industrials ....................  16.94%
                    Consumer Staples ...............   6.16%
                    Utilities ......................   6.69%
                    Materials ......................   4.75%
                    Telecommunication Services .....   5.87%
                    Information Technology .........   8.49%
                    Short Term Investments .........   9.93%


--------------------------------------------------------------------------------
12

                              BUFFALO MID CAP FUND
                    Consumer Staples ...............   2.16%
                    Health Care ....................  24.44%
                    Consumer Discretionary .........  23.74%
                    Information Technology .........  22.63%
                    Financials .....................   9.77%
                    Industrials ....................   9.04%
                    Short Term Investments .........   8.22%

                             BUFFALO SMALL CAP FUND
                    Short Term Investments .........   2.74%
                    Consumer Discretionary .........  28.03%
                    Health Care ....................  25.25%
                    Preferred Stocks ...............   0.12%
                    Information Technology .........  22.99%
                    Industrials ....................  14.88%
                    Financials .....................   5.99%

                       BUFFALO SCIENCE & TECHNOLOGY FUND
                    Short Term Investments .........   6.39%
                    Information Technology .........  52.12%
                    Consumer Discretionary .........   1.42%
                    Health Care ....................  35.66%
                    Industrials ....................   4.41%

                            BUFFALO USA GLOBAL FUND
                    Energy .........................   3.42%
                    Health Care ....................  24.64%
                    Information Technology .........  28.96%
                    Consumer Discretionary .........  12.18%
                    Consumer Staples ...............   9.63%
                    Industrials ....................   5.96%
                    Financials .....................   5.01%
                    Short Term Investments .........  10.20%


--------------------------------------------------------------------------------

                             BUFFALO BALANCED FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 60.55%
CONSUMER DISCRETIONARY -- 1.07%
              AUTO COMPONENTS -- 0.48%
     35,000   Modine Manufacturing Co. .......................   $      931,700
              LEISURE EQUIPMENT & PRODUCTS -- 0.59%
     42,600   Eastman Kodak Co. ..............................        1,139,976
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................        2,071,676
                                                                 --------------
CONSUMER STAPLES -- 9.56%
              BEVERAGES -- 3.34%
     80,000   The Coca-Cola Co. ..............................        4,597,600
     25,000   PepsiCo, Inc. ..................................        1,831,500
                                                                 --------------
                                                                      6,429,100
                                                                 --------------
              FOOD & STAPLES RETAILING -- 1.35%
     40,000   Costco Wholesale Corp. .........................        2,454,800
      3,000   Whole Foods Market, Inc. .......................          146,880
                                                                 --------------
                                                                      2,601,680
                                                                 --------------
              FOOD PRODUCTS -- 3.40%
     70,000   ConAgra Foods, Inc. ............................        1,829,100
     25,000   Del Monte Foods Co. ............................          262,500
     30,000   General Mills, Inc. ............................        1,740,300
     20,000   Kellogg Co. ....................................        1,120,000
     25,000   Wm. Wrigley Jr. Co. ............................        1,605,750
                                                                 --------------
                                                                      6,557,650
                                                                 --------------
              HOUSEHOLD PRODUCTS -- 1.47%
     30,000   Colgate-Palmolive Co. ..........................        2,139,600
     10,000   Kimberly-Clark Corp. ...........................          702,600
                                                                 --------------
                                                                      2,842,200
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................       18,430,630
                                                                 --------------

ENERGY -- 20.99%
              ENERGY EQUIPMENT & SERVICES -- 2.92%
     50,000   Patterson-UTI Energy, Inc. .....................        1,128,500
     30,000   Schlumberger Ltd. ..............................        3,150,000
     20,000   Weatherford International Ltd.(a) ..............        1,343,600
                                                                 --------------
                                                                      5,622,100
                                                                 --------------
              OIL & GAS -- 18.07%
     45,000   Anadarko Petroleum Corp. .......................        2,418,750
     25,000   Apache Corp. ...................................        2,251,500
     50,000   BP, PLC -- ADR(b) ..............................        3,467,500
     70,000   ChevronTexaco Corp. ............................        6,550,600
     85,000   ConocoPhillips .................................        7,460,450
     35,000   Exxon Mobil Corp. ..............................        3,239,600
     25,000   Hess Corp. .....................................        1,663,250
     70,000   Marathon Oil Corp. .............................        3,991,400
     40,000   Suncor Energy, Inc. ............................        3,792,400
                                                                 --------------
                                                                     34,835,450
-------------------------------------------------------------------------------
              TOTAL ENERGY ...................................       40,457,550
                                                                 --------------


--------------------------------------------------------------------------------
14

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
FINANCIALS -- 8.57%
              COMMERCIAL BANKS -- 1.83%
     20,000   Bank of America Corp. ..........................   $    1,005,400
     20,000   Marshall & Ilsley Corp. ........................          875,400
     10,000   Northern Trust Corp. ...........................          662,700
     25,000   Wilmington Trust Corp. .........................          972,500
                                                                 --------------
                                                                      3,516,000
                                                                 --------------
              DIVERSIFIED FINANCIAL SERVICES -- 2.77%
     90,000   Citigroup, Inc. ................................        4,200,300
     25,000   JPMorgan Chase & Co. ...........................        1,145,500
                                                                 --------------
                                                                      5,345,800
                                                                 --------------
              INSURANCE -- 3.97%
     50,000   The Allstate Corp. .............................        2,859,500
     45,000   The Chubb Corp. ................................        2,413,800
     55,000   Cincinnati Financial Corp. .....................        2,382,050
                                                                 --------------
                                                                      7,655,350
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................       16,517,150
                                                                 --------------
HEALTH CARE -- 6.20%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 0.59%
     20,000   Baxter International, Inc. .....................        1,125,600
                                                                 --------------
              PHARMACEUTICALS -- 5.61%
     60,000   Abbott Laboratories ............................        3,217,200
     28,000   Eli Lilly & Co. ................................        1,594,040
     30,000   GlaxoSmithKline, PLC -- ADR ....................        1,596,000
     40,000   Johnson & Johnson ..............................        2,628,000
     40,000   Wyeth ..........................................        1,782,000
                                                                 --------------
                                                                     10,817,240
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................       11,942,840
                                                                 --------------
INDUSTRIALS -- 7.84%
              AEROSPACE & DEFENSE -- 2.98%
     20,000   Lockheed Martin Corp. ..........................        2,169,800
     20,000   Northrop Grumman Corp. .........................        1,560,000
     25,000   United Technologies Corp. ......................        2,012,000
                                                                 --------------
                                                                      5,741,800
                                                                 --------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.36%
    100,000   Pitney Bowes, Inc. .............................        4,542,000
                                                                 --------------
              INDUSTRIAL CONGLOMERATES -- 2.50%
    100,000   General Electric Co. ...........................        4,140,000
     10,000   ITT Corp. ......................................          679,300
                                                                 --------------
                                                                      4,819,300
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................       15,103,100
                                                                 --------------
INFORMATION TECHNOLOGY -- 5.59%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 3.76%
    100,000   Applied Materials, Inc. ........................        2,070,000
    200,000   Intel Corp. ....................................        5,172,000
                                                                 --------------
                                                                      7,242,000
                                                                 --------------
              SOFTWARE -- 1.83%
    120,000   Microsoft Corp. ................................        3,535,200
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................       10,777,200
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO BALANCED FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
MATERIALS -- 0.30%
              METALS & MINING -- 0.30%
     15,000   Alcoa, Inc. ....................................   $      586,800
-------------------------------------------------------------------------------
              TOTAL MATERIALS ................................          586,800
                                                                 --------------
UTILITIES -- 0.43%
              ELECTRIC UTILITIES -- 0.43%
     25,000   OGE Energy Corp. ...............................          827,500
-------------------------------------------------------------------------------
              TOTAL UTILITIES ................................          827,500
                                                                 --------------
TOTAL COMMON STOCKS ..........................................      116,714,446
-------------------------------------------------------------------------------
(COST $81,573,216)

CORPORATE BONDS -- 21.24%
CONSUMER DISCRETIONARY -- 6.34%
              AUTOMOBILES -- 2.04%
              Ford Motor Credit Company
$ 4,000,000     7.375%, 10/28/2009 ...........................        3,924,068
                                                                 --------------
              HOTELS RESTAURANTS & LEISURE -- 0.51%
              Circus Circus
  1,000,000     7.625%, 07/15/2013 ...........................          987,500
                                                                 --------------
              LEISURE EQUIPMENT & PRODUCTS -- 0.86%
              Eastman Kodak Co.
  1,000,000     7.250%, 11/15/2013 ...........................          997,500
              Mikohn Gaming Corp.
    692,000     11.875%, 08/15/2008 ..........................          660,860
                                                                 --------------
                                                                      1,658,360
                                                                 --------------
              MEDIA -- 0.05%
              Fisher Communications, Inc.
    100,000     8.625%, 09/15/2014 ...........................          104,000
                                                                 --------------
              SPECIALTY RETAIL -- 1.25%
              FTD, Inc.
  1,000,000     7.750%, 02/15/2014 ...........................          955,000
              United Auto Group, Inc.
  1,500,000     7.750%, 12/15/2016 ...........................        1,443,750
                                                                 --------------
                                                                      2,398,750
                                                                 --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.63%
              Interface, Inc.
  3,000,000     9.500%, 02/01/2014 ...........................        3,150,000
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONAR ....................       12,222,678
                                                                 --------------
CONSUMER STAPLES -- 3.42%
              FOOD PRODUCTS -- 2.39%
              Pilgrims Pride Corp.
  3,500,000     8.375%, 05/01/2017 ...........................        3,587,500
              Smithfield Foods, Inc.
  1,000,000     7.750%, 07/01/2017 ...........................        1,030,000
                                                                 --------------
                                                                      4,617,500
                                                                 --------------
              PERSONAL PRODUCTS -- 1.03%
              Elizabeth Arden, Inc.
  2,000,000     7.750%, 01/15/2014 ...........................        1,980,000
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................        6,597,500
                                                                 --------------


--------------------------------------------------------------------------------
16

FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
ENERGY -- 4.33%
              OIL & GAS -- 2.85%
              United Refining Co.
$ 5,300,000     10.500%, 08/15/2012 ..........................   $    5,485,500
                                                                 --------------
              OIL, GAS & CONSUMABLE FUELS -- 1.48%
              Swift Energy Co.
  3,000,000     7.125%, 06/01/2017 ...........................        2,857,500
-------------------------------------------------------------------------------
              TOTAL ENERGY ...................................        8,343,000
                                                                 --------------
HEALTH CARE -- 4.25%
              HEALTH CARE PROVIDERS & SERVICES -- 2.09%
              Carriage Services, Inc.
  3,000,000     7.875%, 01/15/2015 ...........................        3,015,000
              Psychiatric Solutions, Inc.
  1,000,000     7.750%, 07/15/2015 ...........................        1,017,500
                                                                 --------------
                                                                      4,032,500
                                                                 --------------
              PHARMACEUTICALS -- 2.16%
              Warner Chilcott Corp.
  4,000,000     8.750%, 02/01/2015 ...........................        4,160,000
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................        8,192,500
                                                                 --------------
INDUSTRIALS -- 2.90%
              COMMERCIAL SERVICES & SUPPLIES -- 2.37%
              Greenbrier Companies, Inc.
  1,500,000     8.375%, 05/15/2015 ...........................        1,503,750
              Iron Mountain, Inc.
  3,000,000     8.625%, 04/01/2013 ...........................        3,052,500
                                                                 --------------
                                                                      4,556,250
                                                                 --------------
              DIVERSIFIED MANUFACTURING -- 0.53%
              Blount, Inc.
  1,000,000     8.875%, 08/01/2012 ...........................        1,021,250
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        5,577,500
                                                                 --------------

TOTAL CORPORATE BONDS ........................................       40,933,178
-------------------------------------------------------------------------------
(COST $40,088,958)

CONVERTIBLE BONDS -- 6.76%
CONSUMER DISCRETIONARY -- 4.89%
              HOTELS RESTAURANTS & LEISURE -- 1.39%
              Magna Entertainment Corp.
  3,000,000     7.250%, 12/15/2009 ...........................        2,685,000
                                                                 --------------
              MEDIA -- 3.50%
              Lions Gate Entertainment Corp.:
  3,500,000     2.938%, 10/15/2024 ...........................        3,714,375
  3,000,000     3.625%, 03/15/2025 ...........................        3,030,000
                                                                 --------------
                                                                      6,744,375
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................        9,429,375
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO BALANCED FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 1.87%
              BIOTECHNOLOGY -- 1.87%
              Amylin Pharmaceuticals, Inc.
$ 2,300,000     2.500%, 04/15/2011 ...........................   $    3,602,375
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................        3,602,375
                                                                 --------------

TOTAL CONVERTIBLE BONDS ......................................       13,031,750
-------------------------------------------------------------------------------
(COST $11,700,879)

SHORT TERM INVESTMENTS -- 10.30%
INVESTMENT COMPANY -- 0.52%
  1,001,549   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................        1,001,549
-------------------------------------------------------------------------------
              TOTAL INVESTMET COMPANY ........................        1,001,549
                                                                 --------------
U.S. TREASURY BILLS -- 9.78%
              PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 9.78%
  7,053,000     3.730%, 10/04/2007 ...........................        7,050,807
  5,564,000     4.875%, 10/11/2007 ...........................        5,559,440
  5,468,000     2.870%, 10/18/2007 ...........................        5,460,582
    784,000     4.800%, 10/25/2007 ...........................          782,312
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS                              18,853,141
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................       19,854,690
-------------------------------------------------------------------------------
(COST $19,854,690)

TOTAL INVESTMENTS -- 98.85% ..................................      190,534,064
(COST $153,217,743)

Other Assets in Excess of Liabilities -- 1.15% ...............        2,225,350
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $  192,759,414
                                                                 ==============

      ADR -- American Depository Receipt
      PLC -- Public Limited Company
(a)   Non-Income Producing
(b) A portion of this investment is segregated as collateral for open written option contracts.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
18

                          SCHEDULE OF OPTIONS WRITTEN
                         September 30, 2007 (Unaudited)

CONTRACTS                                                          MARKET VALUE
-------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
              BP, PLC -- ADR
        300     Expiration: October, 2007,
                Exercise Price: $70.00 .......................   $       36,750
-------------------------------------------------------------------------------
              TOTAL CALL OPTIONS WRITTEN (PREMIUMS
                RECEIVED $36,899) ............................   $       36,750
                                                                 ==============

ADR -- American Depository Receipt

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                            BUFFALO HIGH YIELD FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 0.19%
ENERGY -- 0.19%
              ENERGY EQUIPMENT & SERVICES -- 0.19%
     17,025   Eagle Geophysical, Inc.(a)(b) ..................   $      357,525
-------------------------------------------------------------------------------
              TOTAL ENERGY ...................................          357,525
                                                                 --------------
MEDIA -- 0.00%
              SPECIAL PURPOSE ENTITY -- 0.00%
      7,250   Adelphia Recovery Trust Escrow(a)(b) ...........                0
    725,000   Adelphia Recovery Trust(a)(b) ..................                0
-------------------------------------------------------------------------------
              TOTAL MEDIA ....................................                0
                                                                 --------------

TOTAL COMMON STOCKS ..........................................          357,525
-------------------------------------------------------------------------------
(COST $719,125)

CONVERTIBLE PREFERRED STOCKS -- 3.18%
FINANCIALS -- 3.18%
              COMMERCIAL BANKS -- 3.18%
    118,200   Boston Private Capital Trust I(a) ..............        5,850,900
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        5,850,900
                                                                 --------------

TOTAL CONVERTIBLE PREFERRED STOCKS ...........................        5,850,900
-------------------------------------------------------------------------------
(COST $5,842,000)

PREFERRED STOCKS -- 1.53%
FINANCIALS -- 1.53%
              REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.53%
    125,000   Firstservice Corp.(a) ..........................        2,812,500
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        2,812,500
                                                                 --------------

TOTAL PREFERRED STOCKS .......................................        2,812,500
-------------------------------------------------------------------------------
(COST $2,656,250)

CONVERTIBLE BONDS -- 17.07%
CONSUMER DISCRETIONARY -- 8.08%
              LEISURE EQUIPMENT & PRODUCTS -- 4.33%
              WMS Industries, Inc.
$ 3,140,000     2.750%, 07/15/2010 ...........................        7,979,525
                                                                 --------------
              MEDIA -- 3.75%
              Lions Gate Entertainment Corp.
  6,500,000     2.938%, 10/15/2024 ...........................        6,898,125
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................       14,877,650
                                                                 --------------
FINANCIALS -- 0.27%
              COMMERCIAL BANKS -- 0.27%
              Privatebancorp, Inc.
    500,000     3.630%, 03/15/2027 ...........................          491,250
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................          491,250
                                                                 --------------


--------------------------------------------------------------------------------
20

FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 3.11%
              BIOTECHNOLOGY -- 3.11%
              Amylin Pharmaceuticals, Inc.
$ 3,655,000     2.500%, 04/15/2011 ...........................   $    5,724,644
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................        5,724,644
                                                                 --------------
INDUSTRIALS -- 3.01%
              AIRLINES -- 3.01%
              JetBlue Airways Corp.
  6,030,000     3.750%, 03/15/2035 ...........................        5,540,062
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        5,540,062
                                                                 --------------
INFORMATION TECHNOLOGY -- 2.60%
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 2.60%
              Fairchild Semiconductor International
  4,830,000     5.000%, 11/01/2008 ...........................        4,781,700
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................        4,781,700
                                                                 --------------

TOTAL CONVERTIBLE BONDS ......................................       31,415,306
-------------------------------------------------------------------------------
(COST $24,194,514)

CORPORATE BONDS -- 66.55%
CONSUMER DISCRETIONARY -- 31.54%
              AUTOMOBILES -- 3.27%
              Ford Motor Credit Company
  4,700,000     7.375%, 10/28/2009 ...........................        4,610,780
              General Motors Acceptance Corp.
  1,495,000     6.875%, 08/28/2012 ...........................        1,403,706
                                                                 --------------
                                                                      6,014,486
                                                                 --------------
              HOTELS RESTAURANTS & LEISURE -- 7.89%
              Circus Circus
  3,100,000     7.625%, 07/15/2013 ...........................        3,061,250
              Isle of Capri Casinos
  4,025,000     7.000%, 03/01/2014 ...........................        3,622,500
              Las Vegas Sands Corp.
    925,000     6.375%, 02/15/2015 ...........................          899,563
              MGM Mirage
    180,000     8.375%, 02/01/2011 ...........................          188,550
              Park Place Entertainment Corp.
    300,000     8.875%, 09/15/2008 ...........................          307,125
              Pinnacle Entertainment, Inc.
  2,685,000     8.250%, 03/15/2012 ...........................        2,731,988
              Royal Caribbean Cruises Ltd.
  3,930,000     7.500%, 10/15/2027 ...........................        3,703,691
                                                                 --------------
                                                                     14,514,667
                                                                 --------------
              HOUSEHOLD DURABLES -- 3.70%
              Jarden Corp.
  2,000,000     7.500%, 05/01/2017 ...........................        1,945,000
              Rent-A-Center, Inc.
  5,100,000     7.500%, 05/01/2010 ...........................        4,870,500
                                                                 --------------
                                                                      6,815,500
                                                                 --------------


--------------------------------------------------------------------------------

                            BUFFALO HIGH YIELD FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                  (Continued)

FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (Continued)
              LEISURE EQUIPMENT & PRODUCTS -- 1.67%
              Mikohn Gaming Corp.
$ 3,211,000     11.875%, 08/15/2008 ..........................   $    3,066,505
                                                                 --------------
              MEDIA -- 0.10%
              Fisher Communications, Inc.
    175,000     8.625%, 09/15/2014 ...........................          182,000
                                                                 --------------
              SPECIALTY RETAIL -- 6.78%
              Autonation, Inc.
  2,000,000     7.000%, 04/15/2014 ...........................        1,920,000
              FTD, Inc.
  4,150,000     7.750%, 02/15/2014 ...........................        3,963,250
              Group 1 Automotive, Inc.
    900,000     8.250%, 08/15/2013 ...........................          904,500
              GSC Holdings Corp.
  1,770,000     8.000%, 10/01/2012 ...........................        1,849,650
              United Auto Group, Inc.
  4,000,000     7.750%, 12/15/2016 ...........................        3,850,000
                                                                 --------------
                                                                     12,487,400
                                                                 --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 7.16%
              Interface, Inc.
  2,250,000     10.375%, 02/01/2010 ..........................        2,385,000
  3,570,000     9.500%, 02/01/2014 ...........................        3,748,500
              Oxford Industries, Inc.
  3,820,000     8.875%, 06/01/2011 ...........................        3,877,300
              Phillips Van-Heusen
  3,120,000     7.750%, 11/15/2023 ...........................        3,172,840
                                                                 --------------
                                                                     13,183,640
                                                                 --------------
              WIRELESS TELECOMMUNICATION SERVICES -- 0.97%
              Rogers Wireless, Inc.
  1,665,000     7.500%, 03/15/2015 ...........................        1,786,971
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................       58,051,169
                                                                 --------------
CONSUMER STAPLES -- 8.44%
              BEVERAGES -- 1.11%
              Constellation Brands, Inc.
  2,000,000     8.125%, 01/15/2012 ...........................        2,045,000
                                                                 --------------
              FOOD & STAPLES RETAILING -- 0.95%
              Pantry, Inc.
  1,800,000     7.750%, 02/15/2014 ...........................        1,746,000
                                                                 --------------
              FOOD PRODUCTS -- 3.65%
              Pilgrims Pride Corp.
  3,800,000     8.375%, 05/01/2017 ...........................        3,895,000
              Smithfield Foods, Inc.
  2,750,000     7.750%, 07/01/2017 ...........................        2,832,500
                                                                 --------------
                                                                      6,727,500
                                                                 --------------
              HOUSEHOLD PRODUCTS -- 1.65%
              Prestige Brands, Inc.
  3,000,000     9.250%, 04/15/2012 ...........................        3,045,000
                                                                 --------------
              PERSONAL PRODUCTS -- 1.08%
              Elizabeth Arden, Inc.
  2,000,000     7.750%, 01/15/2014 ...........................        1,980,000
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................       15,543,500
                                                                 --------------


--------------------------------------------------------------------------------
22

FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
ENERGY -- 6.29%
              OIL & GAS -- 6.29%
              Inergy L.P./Inergy Finance Corp.:
$ 3,600,000     6.875%, 12/15/2014 ...........................   $    3,492,000
    600,000     8.250%, 03/01/2016 ...........................          622,500
              The Premcor Refining Group, Inc.:
    450,000     9.500%, 02/01/2013 ...........................          475,214
  2,530,000     7.500%, 06/15/2015 ...........................        2,639,248
              United Refining Co.
  4,200,000     10.500%, 08/15/2012 ..........................        4,347,000
-------------------------------------------------------------------------------
              TOTAL ENERGY ...................................       11,575,962
                                                                 --------------
FINANCIALS -- 2.07%
              CAPITAL MARKETS -- 2.07%
              E*Trade Financial Corp.:
  2,500,000     8.000%, 06/15/2011 ...........................        2,500,000
  1,400,000     7.875%, 12/01/2015 ...........................        1,302,000
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        3,802,000
                                                                 --------------
HEALTH CARE -- 5.12%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 0.27%
              Cooper Cos, Inc.
    500,000     7.125%, 02/15/2015 ...........................          495,000
                                                                 --------------
              HEALTH CARE PROVIDERS & SERVICES -- 2.63%
              Carriage Services, Inc.
  3,000,000     7.875%, 01/15/2015 ...........................        3,015,000
              Davita, Inc.
  1,000,000     7.250%, 03/15/2015 ...........................        1,007,500
              Psychiatric Solutions, Inc.
   800,000      7.750%, 07/15/2015 ...........................          814,000
                                                                 --------------
                                                                      4,836,500
                                                                 --------------
              PHARMACEUTICALS -- 2.22%
              Warner Chilcott Corp.
  3,936,000     8.750%, 02/01/2015 ...........................        4,093,440
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................        9,424,940
                                                                 --------------
INDUSTRIALS -- 11.10%
              COMMERCIAL SERVICES & SUPPLIES -- 9.76%
              Allied Waste North America
  3,600,000     7.875%, 04/15/2013 ...........................        3,735,000
              Education Management LLC
  3,800,000     8.750%, 06/01/2014 ...........................        3,914,000
              FTI Consulting, Inc.
    500,000     7.750%, 10/01/2016 ...........................          520,000
              Greenbrier Companies, Inc.
  2,715,000     8.375%, 05/15/2015 ...........................        2,721,787
              Iron Mountain, Inc.:
  1,350,000     8.625%, 04/01/2013 ...........................        1,373,625
  4,875,000     7.750%, 01/15/2015 ...........................        4,887,188
              Williams Scotsman, Inc.
    750,000     8.500%, 10/01/2015 ...........................          828,750
                                                                 --------------
                                                                     17,980,350
                                                                 --------------
              DIVERSIFIED MANUFACTURING -- 1.23%
              Blount, Inc.
  2,210,000     8.875%, 08/01/2012 ...........................        2,256,963
                                                                 --------------


--------------------------------------------------------------------------------

                            BUFFALO HIGH YIELD FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

                                   (Continued)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
--------------------------------------------------------------------------------
INDUSTRIALS (Continued)
              MACHINERY -- 0.11%
              American Railcar Industries, Inc.
$   200,000     7.500%, 03/01/2014 ...........................   $      200,000
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................       20,437,313
                                                                 --------------
MANUFACTURING -- 0.13%
              TRANSPORTATION EQUIPMENT -- 0.13%
              Transdigm, Inc.
    235,000     7.750%, 07/15/2014 ...........................          238,525
-------------------------------------------------------------------------------
              TOTAL MANUFACTURING ............................          238,525
                                                                 --------------
MATERIALS -- 1.33%
              CONSTRUCTION MATERIALS -- 1.33%
              U.S. Concrete, Inc.
  2,615,000     8.375%, 04/01/2014 ...........................        2,445,025
-------------------------------------------------------------------------------
              TOTAL MATERIALS ................................        2,445,025
                                                                 --------------
SERVICES -- 0.53%
              BUSINESS SERVICES -- 0.53%
              Lamar Media Corp.
  1,000,000     6.625%, 08/15/2015 ...........................          970,000
-------------------------------------------------------------------------------
              TOTAL SERVICES .................................          970,000
                                                                 --------------

TOTAL CORPORATE BONDS ........................................      122,488,434
-------------------------------------------------------------------------------
(COST $121,395,032)

SHORT TERM INVESTMENTS -- 7.65%
INVESTMENT COMPANY -- 0.48%
    887,503   SEI Daily Income Trust Treasury II Fund --
                Class B.......................................   $      887,503
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................          887,503
                                                                 --------------
U.S. TREASURY BILLS -- 7.17%
$ 7,823,000     3.730%, 10/04/2007 ...........................        7,820,567
  3,436,000     4.875%, 10/11/2007 ...........................        3,433,182
  1,947,000     2.850%, 10/18/2007 ...........................        1,944,378
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................       13,198,127
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................       14,085,630
-------------------------------------------------------------------------------
(COST $14,085,630)

TOTAL INVESTMENTS -- 96.17% ..................................      177,010,295
(COST $168,892,551)

Other Assets in Excess of Liabilities -- 3.83% ...............        7,040,501
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $  184,050,796
                                                                 ==============

(a)   Non Income Producing
(b) Fair valued security. The total value of these securities amounted to $357,525 (0.19% of net assets) at September 30, 2007.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
24

                           BUFFALO JAYHAWK CHINA FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 83.98%
CONSUMER DISCRETIONARY -- 14.25%
              AUTO COMPONENTS -- 3.23%
  4,730,000   Launch Tech Company Ltd. -- Class H ............   $      991,774
     40,000   Wonder Auto Technology, Inc.(a) ................          309,600
                                                                 --------------
                                                                      1,301,374
                                                                 --------------
              DISTRIBUTORS -- 2.08%
    172,000   China Resources Enterprise Ltd. ................          730,140
    130,000   Matsunichi Communication Holdings Ltd. .........          106,189
                                                                 --------------
                                                                        836,329
                                                                 --------------
              HOUSEHOLD DURABLES -- 0.95%
    618,000   China Water Affairs Group Ltd.(a) ..............          380,792
                                                                 --------------
              MEDIA -- 2.40%
  5,779,000   HC International, Inc.(a) ......................          966,407
                                                                 --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 5.59%
    896,000   Bauhaus International Holdings Ltd.(a) .........          184,413
 14,360,000   Tack Fat Group International Ltd. ..............        2,068,885
                                                                 --------------
                                                                      2,253,298
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................        5,738,200
                                                                 --------------
CONSUMER STAPLES -- 5.74%
              FOOD PRODUCTS -- 5.20%
  1,806,000   China Green Holdings Ltd. ......................        1,953,789
    224,000   COFCO International Ltd. .......................          142,344
                                                                 --------------
                                                                      2,096,133
                                                                 --------------
              PERSONAL PRODUCTS -- 0.54%
     58,000   Hengan International Group Company Ltd. ........          217,859
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................        2,313,992
                                                                 --------------
ENERGY -- 8.13%
              COAL & CONSUMABLE FUELS -- 1.05%
     70,500   China Shenhua Energy Co.(a) ....................          423,516
                                                                 --------------
              OIL & GAS -- 7.08%
    722,000   China Petroleum & Chemical Corp. -- Class H ....          901,820
    667,000   CNOOC Ltd.(a) ..................................        1,120,555
    438,000   PetroChina Company Ltd. ........................          830,493
                                                                 --------------
                                                                      2,852,868
-------------------------------------------------------------------------------
              TOTAL ENERGY ...................................        3,276,384
                                                                 --------------
FINANCIALS -- 3.71%
              INSURANCE -- 0.89%
     26,000   Ping An Insurance Company of China Ltd (a) .....          359,873
                                                                 --------------
              REAL ESTATE -- 2.82%
    296,000   Beijing Capital Land Ltd. -- Class H ...........          265,773
  1,088,000   Shanghai Forte Land Company Ltd. ...............          867,730
                                                                 --------------
                                                                      1,133,503
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        1,493,376
                                                                 --------------
HEALTH CARE -- 12.30%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 7.01%
  6,165,000   Golden Meditech Company Ltd.(a) ................        2,823,234
                                                                 --------------


--------------------------------------------------------------------------------

                           BUFFALO JAYHAWK CHINA FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------

HEALTH CARE (Continued)
              PHARMACEUTICALS -- 5.29%
  7,294,000   Hua Han Bio-Pharmaceutical Holdings Ltd. --
                Class H ......................................   $    2,129,882
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................        4,953,116
                                                                 --------------
INDUSTRIALS -- 15.80%
              AIRLINES -- 1.34%
    346,000   China Southern Airlines Company Ltd. --
                Class H(a) ...................................          537,658
                                                                 --------------
              CHEMICALS -- 0.36%
    182,000   Sinofert Holdings Ltd.(a) ......................          143,046
                                                                 --------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.23%
  7,508,000   Jolimark Holdings Ltd.(a) ......................          898,196
                                                                 --------------
              CONSTRUCTION & ENGINEERING -- 1.72%
    350,000   Baoye Group Company Ltd. -- Class H ............          487,146
    204,000   Cosco International Holdings Ltd. ..............          205,998
                                                                 --------------
                                                                        693,144
                                                                 --------------
              MACHINERY -- 3.16%
    218,285   China International Marine Containers Co.,
                Ltd. -- Class B ..............................          468,926
    291,400   Shanghai Zhenhua Port Machinery Co. Ltd. --
                Class B ......................................          803,098
                                                                 --------------
                                                                      1,272,024
                                                                 --------------
              ROAD & RAIL -- 3.98%
  1,314,350   China Shipping Container Lines Company Ltd. --
                Class H(a) ...................................        1,019,512
    298,910   Dazhong Transportation Co. Ltd. ................          585,565
                                                                 --------------
                                                                      1,605,077
                                                                 --------------
              TRANSPORTATION INFRASTRUCTURE -- 3.01%
    472,000   Anhui Expressway Co. Ltd. -- Class H ...........          431,086
    258,000   Beijing Capital International Airport Company
                Ltd. -- Class H ..............................          536,985
    266,400   Guangdong Provincial Expressway Development Co.,
                Ltd. -- Class B ..............................          244,679
                                                                 --------------
                                                                      1,212,750
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        6,361,895
                                                                 --------------
INFORMATION TECHNOLOGY -- 7.91%
              COMMUNICATIONS EQUIPMENT -- 0.35%
     19,000   VTech Holdings Ltd. ............................          140,535
                                                                 --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.50%
    184,000   AAC Acoustic Technologies Holdings Inc.(a) .....          226,987
  4,836,000   Kwang Sung Electronics H.K .....................        1,586,318
                                                                 --------------
                                                                      1,813,305
                                                                 --------------
              INTERNET SOFTWARE & SERVICES -- 0.81%
    594,000   China Lotsynergy Holding Ltd.(a) ...............           68,005
  4,730,000   China.com, Inc.(a) .............................          258,591
                                                                 --------------
                                                                        326,596
                                                                 --------------
              SOFTWARE -- 2.25%
    123,700   CDC Corp. -- Class A(a) ........................          906,721
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................        3,187,157
                                                                 --------------
MATERIALS -- 4.43%
              METALS & MINING -- 4.43%
    189,000   Jiangxi Copper Company Ltd. -- Class H .........          611,454
    324,000   Yanzhou Coal Mining Company Ltd. -- Class H ....          666,851
    326,000   Zijin Mining Group Co., Ltd. -- Class H ........          506,580
-------------------------------------------------------------------------------
              TOTAL MATERIALS ................................        1,784,885
                                                                 --------------


--------------------------------------------------------------------------------
26

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 5.47%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.22%
    792,000   China Telecom Corp. Ltd. -- Class H ............   $      597,017
     46,000   Tencent Holdings Ltd. ..........................          297,047
                                                                 --------------
                                                                        894,064
                                                                 --------------
              WIRELESS TELECOMMUNICATION SERVICES -- 3.25%
     80,000   China Mobile Ltd. ..............................        1,310,032
-------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES ...............        2,204,096
                                                                 --------------
UTILITIES -- 6.24%
              ELECTRIC UTILITIES -- 6.24%
    784,000   Datang International Power Generation Company
                Ltd. -- Class H ..............................          900,599
  1,298,000   Huadian Power International Corp. Ltd. --
                Class H ......................................          831,511
    566,000   Huaneng Power International, Inc. -- Class H ...          781,960
-------------------------------------------------------------------------------
              TOTAL UTILITIES ................................        2,514,070
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       33,827,171
-------------------------------------------------------------------------------
(COST $25,988,012)

SHORT TERM INVESTMENTS -- 9.27%
INVESTMENT COMPANIES -- 9.27%
    427,644   AIM STIT -- STIC Prime Portfolio ...............          427,644
  1,608,862   Fidelity Institutional Money Market Portfolio ..        1,608,862
  1,696,249   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................        1,696,249
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANIES .....................        3,732,755
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        3,732,755
-------------------------------------------------------------------------------
(COST $3,732,755)

TOTAL INVESTMENTS -- 93.25% ..................................       37,559,926
(COST $29,720,767)

Other Assets in Excess of Liabilities -- 6.75% ...............        2,720,851
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $   40,280,777
                                                                 ==============

(a)   Non Income Producing

As of September 30, 2007, the country diversification was as follows:

                                                         MARKET
                                                          VALUE       PERCENTAGE
--------------------------------------------------------------------------------
China ...............................................  $19,047,894       47.29%
Hong Kong ...........................................   14,779,277       36.69%
                                                       -----------      ------
Total Common Stocks .................................   33,827,171       83.98%
Total Short Term Investments ........................    3,732,755        9.27%
                                                       -----------      ------
Total Investments ...................................   37,559,926       93.25%
Other Assets in Excess of Liabilities ...............    2,720,851        6.75%
                                                       -----------      ------
TOTAL NET ASSETS ....................................  $40,280,777      100.00%
                                                       ===========      ======

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                             BUFFALO LARGE CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.01%
CONSUMER DISCRETIONARY -- 11.83%
              HOTELS RESTAURANTS & LEISURE -- 3.43%
     28,100   Marriott International, Inc. -- Class A ........   $    1,221,507
     13,700   Starwood Hotels & Resorts Worldwide, Inc. ......          832,275
                                                                 --------------
                                                                      2,053,782
                                                                 --------------
              INTERNET & CATALOG RETAIL -- 1.41%
     21,600   eBay, Inc.(a) ..................................          842,832
                                                                 --------------
              MEDIA -- 6.99%
     84,300   Time Warner, Inc. ..............................        1,547,748
     35,250   Viacom Inc. -- Class B(a) ......................        1,373,693
     36,500   The Walt Disney Co. ............................        1,255,235
                                                                 --------------
                                                                      4,176,676
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................        7,073,290
                                                                 --------------
CONSUMER STAPLES -- 8.66%
              BEVERAGES -- 1.73%
     14,100   PepsiCo, Inc. ..................................        1,032,966
                                                                 --------------
              FOOD & STAPLES RETAILING -- 6.93%
     45,200   CVS Corp. ......................................        1,791,276
     15,000   Walgreen Co. ...................................          708,600
     33,500   Whole Foods Market, Inc. .......................        1,640,160
                                                                 --------------
                                                                      4,140,036
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................        5,173,002
                                                                 --------------
FINANCIALS -- 18.15%
              CAPITAL MARKETS -- 4.28%
     48,000   E*Trade Financial Corp.(a) .....................          626,880
      3,700   The Goldman Sachs Group, Inc. ..................          801,938
     17,900   Morgan Stanley .................................        1,127,700
                                                                 --------------
                                                                      2,556,518
                                                                 --------------
              COMMERCIAL BANKS -- 2.93%
     26,400   Northern Trust Corp. ...........................        1,749,528
                                                                 --------------
              CONSUMER FINANCE -- 0.31%
      8,950   Discover Financial Services ....................          186,160
                                                                 --------------
              DIVERSIFIED FINANCIAL SERVICES -- 8.27%
     25,500   American Express Co. ...........................        1,513,935
      8,800   Franklin Resources, Inc. .......................        1,122,000
     14,800   Legg Mason, Inc. ...............................        1,247,492
     19,000   T. Rowe Price Group, Inc. ......................        1,058,110
                                                                 --------------
                                                                      4,941,537
                                                                 --------------
              INSURANCE -- 2.36%
     22,400   Principal Financial Group, Inc. ................        1,413,216
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................       10,846,959
                                                                 --------------


--------------------------------------------------------------------------------
28

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 27.45%
              BIOTECHNOLOGY -- 1.96%
     28,700   Gilead Sciences, Inc.(a) .......................   $    1,172,969
                                                                 --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 4.77%
     31,500   Baxter International, Inc. .....................        1,772,820
     12,200   C.R. Bard, Inc. ................................        1,075,918
                                                                 --------------
                                                                      2,848,738
                                                                 --------------
              HEALTH CARE PROVIDERS & SERVICES -- 2.92%
     19,300   Medco Health Solutions, Inc.(a) ................        1,744,527
                                                                 --------------
              PHARMACEUTICALS -- 17.80%
     40,100   Bayer AG -- ADR ................................        3,176,473
     57,600   Schering-Plough Corp. ..........................        1,821,888
     16,700   Shire PLC -- ADR ...............................        1,235,466
     53,300   Teva Pharmaceutical Industries, Ltd. -- ADR ....        2,370,251
     45,700   Wyeth ..........................................        2,035,935
                                                                 --------------
                                                                     10,640,013
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................       16,406,247
                                                                 --------------
INDUSTRIALS -- 5.12%
              AIR FREIGHT & LOGISTICS -- 2.92%
     16,700   FedEx Corp. ....................................        1,749,325
                                                                 --------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.20%
     28,600   Automatic Data Processing, Inc. ................        1,313,598
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        3,062,923
                                                                 --------------
INFORMATION TECHNOLOGY -- 24.80%
              COMMUNICATIONS EQUIPMENT -- 8.70%
     40,500   Cisco Systems, Inc.(a) .........................        1,340,955
    103,700   Corning, Inc.(a) ...............................        2,556,205
     70,400   Motorola, Inc. .................................        1,304,512
                                                                 --------------
                                                                      5,201,672
                                                                 --------------
              COMPUTERS & PERIPHERALS -- 1.69%
     37,500   Network Appliance, Inc.(a) .....................        1,009,125
                                                                 --------------
              INTERNET SOFTWARE & SERVICES -- 1.49%
     33,100   Yahoo!, Inc.(a) ................................          888,404
                                                                 --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 9.35%
     61,700   Altera Corp. ...................................        1,485,736
     70,800   Applied Materials, Inc. ........................        1,465,560
     49,200   Intel Corp. ....................................        1,272,312
     37,400   Texas Instruments, Inc. ........................        1,368,466
                                                                 --------------
                                                                      5,592,074
                                                                 --------------
              SOFTWARE -- 3.57%
     40,000   Microsoft Corp. ................................        1,178,400
     49,300   Symantec Corp.(a) ..............................          955,434
                                                                 --------------
                                                                      2,133,834
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................       14,825,109
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       57,387,530
-------------------------------------------------------------------------------
(COST $42,324,747)


--------------------------------------------------------------------------------

                             BUFFALO LARGE CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.35%
INVESTMENT COMPANY -- 1.71%
  1,018,067   SEI Daily Income Trust Treasury II Fund -- .....   $    1,018,067
                Class B
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................        1,018,067
                                                                 --------------
U.S. TREASURY BILL -- 2.64%
              PUBLIC FINANCE, TAXATION, AND MONETARY POLICY -- 2.64%
$ 1,580,000     3.740%, 10/04/2007 ...........................        1,579,508
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILL .......................        1,579,508
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        2,597,575
-------------------------------------------------------------------------------
(COST $2,597,575)

TOTAL INVESTMENTS -- 100.36% .................................       59,985,105
(COST $44,922,322)

Liabilities in Excess of Other Assets -- (0.36)% .............         (214,289)
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $   59,770,816
                                                                 ==============

      ADR -- American Depository Receipt
(a)   Non Income Producing

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
30

                             BUFFALO MICRO CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.11%
CONSUMER DISCRETIONARY -- 20.41%
              HOTELS RESTAURANTS & LEISURE -- 7.17%
     16,900   Ambassadors Group, Inc. ........................   $      643,890
     30,726   McCormick & Schmick's Seafood Restaurants,
                Inc.(a) ......................................          578,571
     73,100   Morton's Restaurant Group, Inc.(a) .............        1,162,290
     41,200   Shuffle Master, Inc.(a) ........................          615,940
     15,400   Steiner Leisure Ltd.(a) ........................          668,360
                                                                 --------------
                                                                      3,669,051
                                                                 --------------
              LEISURE EQUIPMENT & PRODUCTS -- 3.70%
     54,800   MarineMax, Inc.(a) .............................          797,888
     77,900   Monaco Coach Corp. .............................        1,092,937
                                                                 --------------
                                                                      1,890,825
                                                                 --------------
              MEDIA -- 1.47%
     15,300   Value Line, Inc. ...............................          753,831
                                                                 --------------
              MULTILINE RETAIL -- 1.18%
     67,400   Tuesday Morning Corp. ..........................          605,926
                                                                 --------------
              SPECIALTY RETAIL -- 3.99%
     51,300   A.C. Moore Arts & Crafts, Inc.(a) ..............          808,488
     69,150   Cache, Inc.(a) .................................        1,234,327
                                                                 --------------
                                                                      2,042,815
                                                                 --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 2.90%
     48,900   The Dixie Group, Inc.(a) .......................          464,550
     28,200   Oxford Industries, Inc. ........................        1,018,584
                                                                 --------------
                                                                      1,483,134
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................       10,445,582
                                                                 --------------
FINANCIALS -- 13.95%
              CAPITAL MARKETS -- 3.13%
     81,400   Sanders Morris Harris Group, Inc. ..............          826,210
     53,400   Thomas Weisel Partners Group, Inc.(a) ..........          774,834
                                                                 --------------
                                                                      1,601,044
                                                                 --------------
              COMMERCIAL BANKS -- 3.32%
     24,100   Boston Private Financial Holdings, Inc. ........          670,944
     29,500   PrivateBancorp, Inc. ...........................        1,027,780
                                                                 --------------
                                                                      1,698,724
                                                                 --------------
              DIVERSIFIED FINANCIAL SERVICES -- 7.50%
     29,700   Cohen & Steers, Inc. ...........................        1,099,791
     62,000   Hennessy Advisors, Inc. ........................          675,800
    137,500   MarketAxess Holdings, Inc.(a) ..................        2,062,500
                                                                 --------------
                                                                      3,838,091
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        7,137,859
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO MICRO CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 24.55%
              BIOTECHNOLOGY -- 3.01%
     41,000   LifeCell Corp.(a) ..............................   $    1,540,370
                                                                 --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 17.04%
     84,500   Align Technology, Inc.(a) ......................        2,140,385
     42,500   AngioDynamics, Inc.(a) .........................          801,125
    789,500   CardioDynamics International Corp.(a) ..........          410,540
     48,100   ev3, Inc.(a) ...................................          789,802
     90,500   Lifecore Biomedical, Inc.(a) ...................        1,167,450
     41,525   Meridian Bioscience, Inc. ......................        1,259,038
     43,500   NxStage Medical, Inc.(a) .......................          630,315
     60,900   Spectranetics Corp.(a) .........................          820,932
     67,000   Trinity Biotech plc -- ADR(a) ..................          703,500
                                                                 --------------
                                                                      8,723,087
                                                                 --------------
              HEALTH CARE PROVIDERS & SERVICES -- 4.50%
      9,300   athenahealth Inc. (a) ..........................          315,363
     21,300   ICON PLC -- ADR (a) ............................        1,086,939
     23,800   MWI Veterinary Supply, Inc.(a) .................          898,450
                                                                 --------------
                                                                      2,300,752
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................       12,564,209
                                                                 --------------
INDUSTRIALS -- 19.19%
              COMMERCIAL SERVICES & SUPPLIES -- 19.19%
     26,700   Capella Education Company(a) ...................        1,492,797
    123,600   Cbiz, Inc.(a) ..................................          982,620
     99,958   Clayton Holdings, Inc.(a) ......................          800,663
     15,800   CRA International, Inc.(a) .....................          761,402
     22,100   First Advantage Corp. -- Class A(a) ............          390,507
     30,800   FirstService Corp.(a) ..........................          957,264
     29,100   Heidrick & Struggles International, Inc.(a) ....        1,060,695
     56,300   Hudson Highland Group, Inc.(a) .................          716,699
     76,900   Innerworkings, Inc.(a) .........................        1,324,987
     74,000   Universal Technical Institute, Inc.(a) .........        1,332,000
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        9,819,634
                                                                 --------------
INFORMATION TECHNOLOGY -- 19.01%
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.09%
     47,500   DTS, Inc.(a) ...................................        1,442,575
     41,700   Measurement Specialties, Inc.(a) ...............        1,163,430
                                                                 --------------
                                                                      2,606,005
                                                                 --------------
              INTERNET SOFTWARE & SERVICES -- 6.74%
     67,100   Internap Network Services Corp.(a) .............          950,807
     53,700   The Knot, Inc.(a) ..............................        1,141,662
     65,950   LoopNet, Inc.(a) ...............................        1,354,613
                                                                 --------------
                                                                      3,447,082
                                                                 --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.46%
     85,84    Entegris, Inc.(a) ..............................          745,100
                                                                 --------------


--------------------------------------------------------------------------------
32

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (Continued)
SOFTWARE -- 5.72%
     75,300   Monotype Imaging Holdings Inc.(a) ..............   $      947,274
    174,200   Packeteer, Inc.(a) .............................        1,323,920
     66,700   PDF Solutions, Inc.(a) .........................          658,996
                                                                 --------------
                                                                      2,930,190
-------------------------------------------------------------------------------
TOTAL INFORMATION TECHNOLOGY .................................        9,728,377
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       49,695,661
-------------------------------------------------------------------------------
(COST $41,221,807)

SHORT TERM INVESTMENTS -- 1.95%
INVESTMENT COMPANY -- 1.95%
    999,963   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................          999,963
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................          999,963
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................          999,963
-------------------------------------------------------------------------------
(COST $999,963)

TOTAL INVESTMENTS -- 99.06% ..................................       50,695,624
(COST $42,221,770)

Other Assets Excess of Liabilities -- 0.94% ..................          480,912
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $   51,176,536
                                                                 ==============

      ADR -- American Depository Receipt
(a)   Non Income Producing

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                              BUFFALO MID CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 91.29%
CONSUMER DISCRETIONARY -- 23.62%
              AUTO COMPONENTS -- 3.66%
    140,300   Autoliv, Inc. ..................................   $    8,382,925
    446,800   Gentex Corp. ...................................        9,579,392
                                                                 --------------
                                                                     17,962,317
                                                                 --------------
              HOTELS RESTAURANTS & LEISURE -- 4.13%
    128,475   Life Time Fitness, Inc.(a) .....................        7,880,656
    140,000   Penn National Gaming, Inc.(a) ..................        8,262,800
    105,800   Royal Caribbean Cruises Ltd. ...................        4,129,374
                                                                 --------------
                                                                     20,272,830
                                                                 --------------
              LEISURE EQUIPMENT & PRODUCTS -- 0.96%
    205,400   Brunswick Corp. ................................        4,695,444
                                                                 --------------
              MEDIA -- 0.85%
     84,600   Lamar Advertising Co. -- Class A ...............        4,142,862
                                                                 --------------
              SPECIALTY RETAIL -- 11.59%
    113,000   Abercrombie & Fitch Co. -- Class A .............        9,119,100
    159,610   Barnes & Noble, Inc. ...........................        5,627,849
    280,900   Chico's FAS, Inc.(a) ...........................        3,946,645
    234,500   PETsMART, Inc. .................................        7,480,550
    238,500   Talbots, Inc. ..................................        4,293,000
    184,300   Tiffany & Co. ..................................        9,648,105
    397,900   Urban Outfitters, Inc.(a) ......................        8,674,220
     73,600   Weight Watchers International, Inc. ............        4,236,416
    116,900   Williams-Sonoma, Inc. ..........................        3,813,278
                                                                 --------------
                                                                     56,839,163
                                                                 --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 2.43%
     45,600   Mohawk Industries, Inc.(a) .....................        3,707,280
    105,600   Polo Ralph Lauren Corp. ........................        8,210,400
                                                                 --------------
                                                                     11,917,680
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................      115,830,296
                                                                 --------------
CONSUMER STAPLES -- 2.14%
              FOOD & STAPLES RETAILING -- 2.14%
    214,900   Whole Foods Market, Inc. .......................       10,521,504
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................       10,521,504
                                                                 --------------
FINANCIALS -- 9.72%
              CAPITAL MARKETS -- 1.49%
     87,275   A.G. Edwards, Inc. .............................        7,309,281
                                                                 --------------
              COMMERCIAL SERVICES -- 0.24%
     41,800   Interactive Data Corp. .........................        1,178,760
                                                                 --------------
              DIVERSIFIED FINANCIAL SERVICES -- 7.99%
    366,800   Janus Capital Group, Inc. ......................       10,373,104
     97,450   Legg Mason, Inc. ...............................        8,214,060
    232,100   Morningstar, Inc.(a) ...........................       14,250,940
    114,000   T. Rowe Price Group, Inc. ......................        6,348,660
                                                                 --------------
                                                                     39,186,764
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................       47,674,805
                                                                 --------------


--------------------------------------------------------------------------------
34

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 24.31%
              BIOTECHNOLOGY -- 2.33%
    228,600   Amylin Pharmaceuticals, Inc.(a) ................   $   11,430,000
                                                                 --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 6.91%
     92,800   Dade Behring Holdings, Inc. ....................        7,085,280
    130,000   DENTSPLY International, Inc. ...................        5,413,200
    463,300   Qiagen N.V.(a) .................................        8,992,653
    160,100   Sigma-Aldrich Corp. ............................        7,803,274
     68,500   Waters Corp.(a) ................................        4,584,020
                                                                 --------------
                                                                     33,878,427
                                                                 --------------
              HEALTH CARE PROVIDERS & SERVICES -- 6.92%
    215,800   Charles River Laboratories International, Inc.(a)      12,117,170
    333,600   IMS Health, Inc. ...............................       10,221,504
    327,800   Pharmaceutical Product Development, Inc. .......       11,617,232
                                                                 --------------
                                                                     33,955,906
                                                                 --------------
              PHARMACEUTICALS -- 8.15%
    161,600   Barr Pharmaceuticals, Inc.(a) ..................        9,196,656
    289,900   Endo Pharmaceuticals Holdings, Inc.(a) .........        8,989,799
    346,600   Medicis Pharmaceutical Corp. -- Class A ........       10,574,766
    151,600   Shire Pharmaceuticals PLC -- ADR ...............       11,215,368
                                                                 --------------
                                                                     39,976,589
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................      119,240,922
                                                                 --------------
INDUSTRIALS -- 8.99%
              COMMERCIAL SERVICES & SUPPLIES -- 8.99%
    115,800   ChoicePoint Inc.(a) ............................        4,391,136
    230,000   DeVry, Inc. ....................................        8,512,300
    437,000   Hewitt Associates, Inc. -- Class A(a) ..........       15,316,850
    303,150   Iron Mountain, Inc.(a) .........................        9,240,012
    195,100   Monster Worldwide Inc.(a) ......................        6,645,106
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................       44,105,404
                                                                 --------------
INFORMATION TECHNOLOGY -- 22.51%
              COMMUNICATIONS EQUIPMENT -- 1.94%
     79,900   Garmin Ltd. ....................................        9,540,060
                                                                 --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.44%
    523,000   Jabil Circuit, Inc. ............................       11,945,320
                                                                 --------------
              INTERNET SOFTWARE & SERVICES -- 1.26%
    215,500   Akamai Technologies, Inc.(a) ...................        6,191,315
                                                                 --------------
              IT SERVICES -- 3.08%
    324,500   CheckFree Corp.(a) .............................       15,102,230
                                                                 --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 6.79%
    373,800   Altera Corp. ...................................        9,001,104
    108,300   KLA-Tencor Corp. ...............................        6,040,974
    204,100   National Semiconductor Corp. ...................        5,535,192
    249,600   Novellus Systems, Inc.(a) ......................        6,804,096
    107,200   SanDisk Corp.(a) ...............................        5,906,720
                                                                 --------------
                                                                     33,288,086
                                                                 --------------


--------------------------------------------------------------------------------

                              BUFFALO MID CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (Continued)
              SOFTWARE -- 7.00%
    534,400   BEA Systems, Inc.(a) ...........................   $    7,412,128
    275,600   Citrix Systems, Inc.(a) ........................       11,112,192
    141,400   F5 Networks, Inc.(a) ...........................        5,258,666
    531,200   Red Hat, Inc.(a) ...............................       10,554,944
                                                                 --------------
                                                                     34,337,930
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................      110,404,941
                                                                 --------------

TOTAL COMMON STOCKS ..........................................      447,777,872
-------------------------------------------------------------------------------
(COST $345,084,291)

SHORT TERM INVESTMENTS -- 8.17%
INVESTMENT COMPANY -- 0.31%
  1,500,706   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................        1,500,706
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................        1,500,706
                                                                 --------------
U.S. TREASURY BILLS -- 7.86%
$ 8,904,000     3.730%, 10/04/2007 ...........................        8,901,229
 14,002,000     4.875%, 10/11/2007 ...........................       13,990,421
 15,145,000     3.050%, 10/18/2007 ...........................       15,123,155
    549,000     4.800%, 10/25/2007 ...........................          547,818
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................       38,562,623
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................       40,063,329
-------------------------------------------------------------------------------
(COST $40,063,329)

TOTAL INVESTMENTS -- 99.46% ..................................      487,841,201
(COST $385,147,620)

Other Assets in Excess of Liabilities -- 0.54% ...............        2,666,906
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $  490,508,107
                                                                 ==============

      ADR -- American Depository Receipt
(a)   Non Income Producing

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
36

                       BUFFALO SCIENCE & TECHNOLOGY FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 94.51%
CONSUMER DISCRETIONARY -- 1.43%
              INTERNET & CATALOG RETAIL -- 1.43%
     76,900   eBay, Inc.(a) ..................................   $    3,000,638
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................        3,000,638
                                                                 --------------
HEALTH CARE -- 36.01%
              BIOTECHNOLOGY -- 4.68%
     54,800   Amylin Pharmaceuticals, Inc.(a) ................        2,740,000
     52,500   Gilead Sciences, Inc.(a) .......................        2,145,675
    100,300   InterMune, Inc.(a) .............................        1,918,739
     80,000   LifeCell Corp.(a) ..............................        3,005,600
                                                                 --------------
                                                                      9,810,014
                                                                 --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 13.02%
    133,100   Align Technology, Inc.(a) ......................        3,371,423
    145,000   American Medical Systems Holdings, Inc.(a) .....        2,457,750
     23,000   C.R. Bard, Inc. ................................        2,028,370
    162,400   ev3, Inc.(a) ...................................        2,666,608
     99,500   Mentor Corp. ...................................        4,581,975
    146,800   NxStage Medical, Inc.(a) .......................        2,127,132
    195,000   Qiagen N.V.(a) .................................        3,784,950
     40,000   Sigma-Aldrich Corp. ............................        1,949,600
    119,471   Trinity Biotech PLC -- ADR(a) ..................        1,254,445
     73,700   Varian Medical Systems, Inc.(a) ................        3,087,293
                                                                 --------------
                                                                     27,309,546
                                                                 --------------
              HEALTH CARE PROVIDERS & SERVICES -- 8.69%
    144,800   AMN Healthcare Services, Inc.(a) ...............        2,712,104
     33,500   athenahealth Inc.(a) ...........................        1,135,985
     51,600   Charles River Laboratories International, Inc.(a)       2,897,340
     28,000   Covance, Inc.(a) ...............................        2,181,200
    103,700   IMS Health, Inc. ...............................        3,177,368
    123,400   Pharmaceutical Product Development, Inc. .......        4,373,296
     46,951   Quality Systems, Inc. ..........................        1,719,815
                                                                 --------------
                                                                     18,197,108
                                                                 --------------
              PHARMACEUTICALS -- 9.63%
     57,300   Barr Pharmaceuticals, Inc.(a) ..................        3,260,943
     26,300   Bayer AG -- ADR ................................        2,083,323
    117,800   Medicis Pharmaceutical Corp. -- Class A ........        3,594,078
     67,400   Schering-Plough Corp. ..........................        2,131,862
     42,500   Shire Pharmaceuticals Group PLC -- ADR .........        3,144,150
     47,600   Teva Pharmaceutical Industries, Ltd. -- ADR ....        2,116,772
     86,900   Wyeth ..........................................        3,871,395
                                                                 --------------
                                                                     20,202,523
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................       75,519,191
                                                                 --------------
INDUSTRIALS -- 4.45%
              COMMERCIAL SERVICES & SUPPLIES -- 4.45%
     37,800   Capella Education Co.(a) .......................        2,113,398
    137,600   Hewitt Associates, Inc. -- Class A(a) ..........        4,822,880
     70,400   Monster Worldwide, Inc.(a) .....................        2,397,824
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        9,334,102
                                                                 --------------


--------------------------------------------------------------------------------

                       BUFFALO SCIENCE & TECHNOLOGY FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 52.62%
              COMMUNICATIONS EQUIPMENT -- 6.95%
    102,800   Adtran, Inc. ...................................   $    2,367,484
     84,400   Cisco Systems, Inc.(a) .........................        2,794,484
    127,800   Corning, Inc.(a) ...............................        3,150,270
    144,400   Motorola, Inc. .................................        2,675,732
     94,700   Nokia OYJ -- ADR ...............................        3,591,971
                                                                 --------------
                                                                     14,579,941
                                                                 --------------
              COMPUTERS & PERIPHERALS -- 3.16%
    118,000   EMC Corp.(a) ...................................        2,454,400
    155,100   Network Appliance, Inc.(a) .....................        4,173,741
                                                                 --------------
                                                                      6,628,141
                                                                 --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 7.66%
     60,200   Dolby Laboratories, Inc. -- Class A(a) .........        2,096,164
    225,900   Jabil Circuit, Inc. ............................        5,159,556
    106,800   Molex, Inc. ....................................        2,876,124
    102,450   National Instruments Corp. .....................        3,517,109
     61,800   Trimble Navigation Ltd.(a) .....................        2,423,178
                                                                 --------------
                                                                     16,072,131
                                                                 --------------
              INTERNET SOFTWARE & SERVICES -- 4.77%
    116,300   Akamai Technologies, Inc.(a) ...................        3,341,299
    207,500   Internap Network Services Corp.(a) .............        2,940,275
    138,600   Yahoo!, Inc.(a) ................................        3,720,024
                                                                 --------------
                                                                     10,001,598
                                                                 --------------
              IT SERVICES -- 2.20%
     99,200   CheckFree Corp.(a) .............................        4,616,768
                                                                 --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 16.52%
    111,150   Altera Corp. ...................................        2,676,492
    102,400   Applied Materials, Inc. ........................        2,119,680
     60,800   Broadcom Corp. -- Class A(a) ...................        2,215,552
    105,600   Cabot Microelectronics Corp.(a) ................        4,514,400
     81,800   Cree, Inc.(a) ..................................        2,543,980
    123,900   Fairchild Semiconductor International, Inc.(a) .        2,314,452
     57,900   FormFactor, Inc.(a) ............................        2,569,023
     99,950   Intel Corp. ....................................        2,584,707
     88,850   Maxim Integrated Products, Inc. ................        2,607,747
    153,700   MKS Instruments, Inc.(a) .......................        2,923,374
     48,400   SanDisk Corp.(a) ...............................        2,666,840
    103,000   Semtech Corp.(a) ...............................        2,109,440
     76,600   Texas Instruments, Inc. ........................        2,802,794
                                                                 --------------
                                                                     34,648,481
                                                                 --------------


--------------------------------------------------------------------------------
38

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (Continued)
              SOFTWARE -- 11.36%
    229,500   BEA Systems, Inc.(a) ...........................   $    3,183,165
     73,000   Citrix Systems, Inc.(a) ........................        2,943,360
     40,800   F5 Networks, Inc.(a) ...........................        1,517,352
     70,707   Manhattan Associates, Inc.(a) ..................        1,938,079
     67,900   Microsoft Corp. ................................        2,000,334
    134,200   Oracle Corp.(a) ................................        2,905,430
    329,600   Packeteer, Inc.(a) .............................        2,504,960
    216,900   Red Hat, Inc.(a) ...............................        4,309,803
    130,000   Symantec Corp.(a) ..............................        2,519,400
                                                                 --------------
                                                                     23,821,883
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................      110,368,943
                                                                 --------------

TOTAL COMMON STOCKS ..........................................      198,222,874
-------------------------------------------------------------------------------
(COST $159,576,186)

SHORT TERM INVESTMENTS -- 6.45%
INVESTMENT COMPANY -- 0.48%
  1,000,181   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................        1,000,181
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................        1,000,181
                                                                 --------------
U.S. TREASURY BILLS -- 5.97%
$ 8,377,000     3.730%, 10/04/2007 ...........................        8,374,395
  2,293,000     4.875%, 10/11/2007 ...........................        2,291,047
  1,865,000     2.850%, 10/18/2007 ...........................        1,862,488
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................       12,527,930
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................       13,528,111
-------------------------------------------------------------------------------
(COST $13,528,111)

TOTAL INVESTMENTS -- 100.96% .................................      211,750,985
(COST $173,104,297)

Liabilities in Excess of Other Assets -- (0.96)% .............       (2,010,395)
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $  209,740,590
                                                                 ==============

      ADR -- American Depositary Receipt
(a)   Non Income Producing

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                             BUFFALO SMALL CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.74%
CONSUMER DISCRETIONARY -- 27.92%
              AUTO COMPONENTS -- 1.30%
  1,396,964   Gentex Corp. ...................................   $   29,950,908
                                                                 --------------
              HOTELS RESTAURANTS & LEISURE -- 8.71%
  1,453,653   Ameristar Casinos, Inc. ........................       40,847,649
    243,500   Life Time Fitness, Inc.(a) .....................       14,936,290
    843,050   Orient-Express Hotels Ltd. -- Class A ..........       43,223,174
  1,452,600   P.F. Chang's China Bistro, Inc.(a) .............       42,996,960
    540,600   Panera Bread Co. -- Class A(a) .................       22,056,480
    625,208   Penn National Gaming, Inc.(a) ..................       36,899,776
                                                                 --------------
                                                                    200,960,329
                                                                 --------------
              HOUSEHOLD DURABLES -- 0.02%
     12,600   Ethan Allen Interiors, Inc. ....................          411,894
                                                                 --------------
              INTERNET & CATALOG RETAIL -- 1.43%
  3,025,100   Coldwater Creek Inc.(a) ........................       32,852,586
                                                                 --------------
              LEISURE EQUIPMENT & PRODUCTS -- 7.75%
      4,700   Brunswick Corp. ................................          107,442
  1,263,632   MarineMax, Inc.(a)(b) ..........................       18,398,482
    937,800   Pool Corp. .....................................       23,426,244
  1,245,600   Winnebago Industries, Inc. .....................       29,744,928
  3,236,625   WMS Industries, Inc.(a)(b) .....................      107,132,288
                                                                 --------------
                                                                    178,809,384
                                                                 --------------
              MEDIA -- 1.50%
  3,345,700   Lions Gate Entertainment Corp.(a) ..............       34,494,167
                                                                 --------------
              MULTILINE RETAIL -- 0.35%
    905,220   Tuesday Morning Corp. ..........................        8,137,928
                                                                 --------------
              SPECIALTY RETAIL -- 5.67%
  1,869,500   Borders Group, Inc. ............................       24,920,435
    615,150   Central Garden & Pet Co.(a) ....................        5,474,835
  1,724,100   Central Garden & Pet Co. -- Class A(a) .........       15,482,418
  2,276,200   Christopher & Banks Corp. ......................       27,587,544
  1,019,204   Gamestop Corp. -- Class A(a) ...................       57,432,145
                                                                 --------------
                                                                    130,897,377
                                                                 --------------
              TEXTILES, APPAREL & LUXURY GOODS -- 1.19%
    760,725   Oxford Industries, Inc. ........................       27,477,387
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................      643,991,960
                                                                 --------------
FINANCIALS -- 5.96%
              CAPITAL MARKETS -- 1.59%
  1,114,162   Raymond James Financial, Inc. ..................       36,600,222
                                                                 --------------
              COMMERCIAL BANKS -- 3.39%
  1,162,500   Boston Private Financial Holdings, Inc. ........       32,364,000
    829,900   PrivateBancorp, Inc. ...........................       28,913,716
    436,350   Wilmington Trust Corp. .........................       16,974,015
                                                                 --------------
                                                                     78,251,731
                                                                 --------------
              DIVERSIFIED FINANCIAL SERVICES -- 0.98%
  1,121,201   MarketAxess Holdings, Inc.(a) ..................       16,818,015
     94,765   Morningstar, Inc.(a) ...........................        5,818,571
                                                                 --------------
                                                                     22,636,586
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................      137,488,539
                                                                 --------------


--------------------------------------------------------------------------------
40

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 25.15%
              BIOTECHNOLOGY -- 3.55%
  1,196,150   Amylin Pharmaceuticals, Inc.(a) ................   $   59,807,500
  1,155,700   InterMune, Inc.(a) .............................       22,108,541
                                                                 --------------
                                                                     81,916,041
                                                                 --------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 11.34%
  2,643,100   Align Technology, Inc.(a) ......................       66,949,723
  2,498,060   American Medical Systems Holdings, Inc.(a) .....       42,342,117
  2,045,531   ev3, Inc.(a) ...................................       33,587,619
    935,300   Immucor, Inc.(a) ...............................       33,436,975
  1,283,800   Mentor Corp. ...................................       59,118,990
    971,450   Wright Medical Group, Inc.(a) ..................       26,054,289
                                                                 --------------
                                                                    261,489,713
                                                                 --------------
              HEALTH CARE PROVIDERS & SERVICES -- 8.13%
    828,100   AMN Healthcare Services, Inc.(a) ...............       15,510,313
    793,675   Charles River Laboratories International, Inc.(a)      44,564,851
    593,925   Covance, Inc.(a) ...............................       46,266,757
  1,493,556   Pharmaceutical Product Development, Inc. .......       52,931,625
  1,472,200   PSS World Medical, Inc.(a) .....................       28,163,186
                                                                 --------------
                                                                    187,436,732
                                                                 --------------
              PHARMACEUTICALS -- 2.13%
  1,611,600   Medicis Pharmaceutical Corp. -- Class A ........       49,169,916
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................      580,012,402
                                                                 --------------
INDUSTRIALS -- 14.82%
              COMMERCIAL SERVICES & SUPPLIES -- 14.82%
    531,700   Bright Horizons Family Solutions, Inc.(a) ......       22,778,028
  4,503,390   Corinthian Colleges, Inc.(a) ...................       71,648,935
  1,554,000   DeVry, Inc. ....................................       57,513,540
  1,333,100   FirstService Corp.(a) ..........................       41,432,748
  1,209,200   Heidrick & Struggles International, Inc.(a)(b) .       44,075,340
    412,400   ITT Educational Services, Inc.(a) ..............       50,184,956
  2,078,600   Korn/Ferry International(a) ....................       34,317,686
  1,573,750   Navigant Consulting, Inc.(a) ...................       19,923,675
                                                                 --------------
                                                                    341,874,908
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................      341,874,908
                                                                 --------------
INFORMATION TECHNOLOGY -- 22.89%
              COMMUNICATIONS EQUIPMENT -- 1.88%
  1,881,150   Adtran, Inc. ...................................       43,322,884
                                                                 --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.08%
  1,378,325   Dolby Laboratories, Inc. -- Class A(a) .........       47,993,276
    900,375   National Instruments Corp. .....................       30,909,874
    390,150   Trimble Navigation Ltd.(a) .....................       15,297,782
                                                                 --------------
                                                                     94,200,932
                                                                 --------------
              INTERNET SOFTWARE & SERVICES -- 2.72%
    262,250   Equinix, Inc.(a) ...............................       23,258,953
  1,324,100   The Knot, Inc.(a) ..............................       28,150,366
    547,200   LoopNet, Inc.(a) ...............................       11,239,488
                                                                 --------------
                                                                     62,648,807
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO SMALL CAP FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (Continued)
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 12.66%
  1,438,200   Cabot Microelectronics Corp.(a) ................   $   61,483,050
  1,519,500   Cree, Inc.(a) ..................................       47,256,450
  1,936,350   Fairchild Semiconductor International, Inc.(a) .       36,171,018
    877,600   FormFactor, Inc.(a) ............................       38,939,112
  3,334,300   Micrel, Inc. ...................................       36,010,440
  2,266,068   MKS Instruments, Inc.(a) .......................       43,100,613
  1,425,800   Semtech Corp.(a) ...............................       29,200,384
                                                                 --------------
                                                                    292,161,067
                                                                 --------------
              SOFTWARE -- 1.55%
  1,304,600   Manhattan Associates, Inc.(a) ..................       35,759,086
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................      528,092,776
                                                                 --------------

TOTAL COMMON STOCKS ..........................................    2,231,460,585
-------------------------------------------------------------------------------
(COST $1,684,275,931)

PREFERRED STOCKS -- 0.12%
FINANCIALS -- 0.12%
              REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.12%
    127,350   FirstService Corp.(a) ..........................        2,865,375
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        2,865,375
                                                                 --------------

TOTAL PREFERRED STOCK ........................................        2,865,375
-------------------------------------------------------------------------------
(COST $2,443,330)

SHORT TERM INVESTMENTS -- 2.73%
INVESTMENT COMPANY -- 0.44%
 10,001,030   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................       10,001,030
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................       10,001,030
                                                                 --------------
U.S. TREASURY BILLS -- 2.29%
$15,068,000     3.260%, 10/04/2007 ...........................       15,063,901
 21,657,000     4.875%, 10/11/2007 ...........................       21,639,349
  9,364,000     3.100%, 10/18/2007 ...........................        9,350,283
  6,810,000     4.800%, 10/25/2007 ...........................        6,795,850
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................       52,849,383
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS                                         62,850,413
-------------------------------------------------------------------------------
(COST $62,850,413)

TOTAL INVESTMENTS -- 99.59% ..................................    2,297,176,373
(COST $1,749,569,674)

Other Assets in Excess of Liabilities -- 0.41% ...............        9,553,185
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $2,306,729,558
                                                                 ==============

(a)   Non Income Producing
(b) Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See footnote 7 to the financial statements for further information.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
42

                            BUFFALO USA GLOBAL FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 89.14%
CONSUMER DISCRETIONARY -- 12.09%
              AUTO COMPONENTS -- 4.68%
    135,400   Gentex Corp. ...................................   $    2,902,976
     21,400   Johnson Controls, Inc. .........................        2,527,554
                                                                 --------------
                                                                      5,430,530
                                                                 --------------
              HOTELS RESTAURANTS & LEISURE -- 4.41%
     19,400   Las Vegas Sands Corp.(a) .......................        2,588,348
     46,400   McDonald's Corp. ...............................        2,527,408
                                                                 --------------
                                                                      5,115,756
                                                                 --------------
              LEISURE EQUIPMENT & PRODUCTS -- 0.83%
     42,100   Brunswick Corp. ................................          962,406
                                                                 --------------
              SPECIALTY RETAIL -- 2.17%
     48,200   Tiffany & Co. ..................................        2,523,270
-------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY ...................       14,031,962
                                                                 --------------
CONSUMER STAPLES -- 9.56%
              BEVERAGES -- 2.50%
     50,500   The Coca-Cola Co. ..............................        2,902,235
                                                                 --------------
              FOOD PRODUCTS -- 1.61%
     28,950   Wm. Wrigley Jr. Co. ............................        1,859,459
                                                                 --------------
              HOUSEHOLD PRODUCTS -- 5.45%
     25,300   Colgate-Palmolive Co. ..........................        1,804,396
     26,800   Kimberly-Clark Corp. ...........................        1,882,968
     37,515   Procter & Gamble Co. ...........................        2,638,805
                                                                 --------------
                                                                      6,326,169
-------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES .........................       11,087,863
                                                                 --------------
ENERGY -- 3.40%
              ENERGY EQUIPMENT & SERVICES -- 1.99%
     60,200   Halliburton Co. ................................        2,311,680
                                                                 --------------
              OIL & GAS -- 1.41%
     39,900   World Fuel Services Corp. ......................        1,628,319
-------------------------------------------------------------------------------
              TOTAL ENERGY ...................................        3,939,999
                                                                 --------------
FINANCIALS -- 4.97%
              INSURANCE -- 4.97%
     53,100   AFLAC, Inc. ....................................        3,028,824
     40,500   American International Group, Inc. .............        2,739,825
-------------------------------------------------------------------------------
              TOTAL FINANCIALS ...............................        5,768,649
                                                                 --------------
HEALTH CARE -- 24.46%
              HEALTH CARE EQUIPMENT & SUPPLIES -- 11.17%
     46,900   Baxter International, Inc. .....................        2,639,532
     39,900   Dentsply International, Inc. ...................        1,661,436
    110,200   ev3, Inc.(a) ...................................        1,809,484
     47,600   Mentor Corp. ...................................        2,191,980
     38,800   Sigma-Aldrich Corp. ............................        1,891,112
     46,600   Varian Medical Systems, Inc.(a) ................        1,952,074
     12,100   Waters Corp.(a) ................................          809,732
                                                                 --------------
                                                                     12,955,350
                                                                 --------------


--------------------------------------------------------------------------------

                            BUFFALO USA GLOBAL FUND

                             SCHEDULE OF INVESTMENTS
                         September 30, 2007 (Unaudited)
                                   (Continued)

SHARES                                                             MARKET VALUE
-------------------------------------------------------------------------------
HEALTH CARE (Continued)
              HEALTH CARE PROVIDERS & SERVICES -- 3.76%
     72,300   IMS Health, Inc. ...............................   $    2,215,272
     60,500   Pharmaceutical Product Development, Inc. .......        2,144,120
                                                                 --------------
                                                                      4,359,392
                                                                 --------------
              PHARMACEUTICALS -- 9.53%
     41,500   Abbott Laboratories ............................        2,225,230
     29,100   Johnson & Johnson ..............................        1,911,870
    105,200   Schering-Plough Corp. ..........................        3,327,476
     80,700   Wyeth ..........................................        3,595,185
                                                                 --------------
                                                                     11,059,761
-------------------------------------------------------------------------------
              TOTAL HEALTH CARE ..............................       28,374,503
                                                                 --------------
INDUSTRIALS -- 5.91%
              AIR FREIGHT & LOGISTICS -- 1.11%
     27,200   Expeditors International Washington, Inc. ......        1,286,560
                                                                 --------------
              COMMERCIAL SERVICES & SUPPLIES -- 4.80%
     42,200   Getty Images, Inc.(a) ..........................        1,174,848
     46,500   Heidrick & Struggles International, Inc.(a) ....        1,694,925
     47,700   Monster Worldwide Inc.(a) ......................        1,624,662
     22,600   Sotheby's ......................................        1,080,054
                                                                 --------------
                                                                      5,574,489
-------------------------------------------------------------------------------
              TOTAL INDUSTRIALS ..............................        6,861,049
                                                                 --------------
INFORMATION TECHNOLOGY -- 28.75%
              COMMUNICATIONS EQUIPMENT -- 4.31%
     90,900   Cisco Systems, Inc.(a) .........................        3,009,699
    107,100   Motorola, Inc. .................................        1,984,563
                                                                 --------------
                                                                      4,994,262
                                                                 --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.34%
     53,400   Dolby Laboratories, Inc. -- Class A(a) .........        1,859,388
    114,100   Jabil Circuit, Inc. ............................        2,606,044
     64,400   Molex, Inc. ....................................        1,734,292
                                                                 --------------
                                                                      6,199,724
                                                                 --------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 14.61%
     90,102   Applied Materials, Inc. ........................        1,865,111
     52,600   Broadcom Corp. -- Class A(a) ...................        1,916,744
     56,105   Cabot Microelectronics Corp.(a) ................        2,398,489
     88,400   Entegris, Inc.(a) ..............................          767,312
     39,300   FormFactor, Inc.(a) ............................        1,743,741
     81,000   Integrated Device Technology, Inc.(a) ..........        1,253,880
    109,300   Intel Corp. ....................................        2,826,498
     35,200   KLA-Tencor Corp. ...............................        1,963,456
     81,800   National Semiconductor Corp. ...................        2,218,416
                                                                 --------------
                                                                     16,953,647
                                                                 --------------


--------------------------------------------------------------------------------
44

 SHARES OR
FACE AMOUNT                                                        MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (Continued)
              SOFTWARE -- 4.49%
     63,400   Microsoft Corp. ................................   $    1,867,764
     99,400   Oracle Corp.(a) ................................        2,152,010
     60,000   Red Hat, Inc.(a) ...............................        1,192,200
                                                                 --------------
                                                                      5,211,974
-------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY ...................       33,359,607
                                                                 --------------

TOTAL COMMON STOCKS ..........................................      103,423,632
-------------------------------------------------------------------------------
(COST $76,343,002)

SHORT TERM INVESTMENTS -- 10.13%
INVESTMENT COMPANY -- 0.86%
  1,000,932   SEI Daily Income Trust Treasury II Fund --
                Class B ......................................        1,000,932
-------------------------------------------------------------------------------
              TOTAL INVESTMENT COMPANY .......................        1,000,932
                                                                 --------------

U.S. TREASURY BILLS -- 9.27%
$ 6,241,000     3.740%, 10/04/2007 ...........................        6,239,057
  1,104,000     4.875%, 10/11/2007 ...........................        1,103,078
  3,416,000     2.850%, 10/18/2007 ...........................        3,411,399
-------------------------------------------------------------------------------
              TOTAL U.S. TREASURY BILLS ......................       10,753,534
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................       11,754,466
-------------------------------------------------------------------------------
(COST $11,754,466)

TOTAL INVESTMENTS -- 99.27% ..................................      115,178,098
(COST $88,097,468)

Other Assets in Excess of Liabilities -- 0.73% ...............          845,596
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $  116,023,694
                                                                 ==============

(a)   Non-Income Producing

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES

                         September 30, 2007 (Unaudited)

                                                                              BUFFALO        BUFFALO         BUFFALO
                                                                              BALANCED      HIGH YIELD    JAYHAWK CHINA
                                                                                FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost:
    Investments in securities of unaffiliated issuers ...................   $153,217,743   $168,892,551    $ 29,720,767
    Investments in securities of affiliated issuers .....................             --             --              --
                                                                            ------------   ------------    ------------
  Total investments, at cost ............................................   $153,017,743   $168,892,551    $ 29,720,767
                                                                            ============   ============    ============
  Investments in securities, at value:
    Investments in securities of unaffiliated issuers ...................   $190,534,064   $177,010,295    $ 37,559,926
    Investments in securities of affiliated issuers .....................             --             --              --
                                                                            ------------   ------------    ------------
  Total investments, at value ...........................................    190,534,064    177,010,295      37,559,926
  Cash ..................................................................         36,899             --          37,476
  Cash denominated in foreign currencies, at value(1) ...................             --             --       1,340,239
  Receivables:
    Investments sold ....................................................             --      4,232,474       1,195,315
    Fund shares sold ....................................................      1,336,916        151,604         217,010
    Dividends ...........................................................        135,083         30,568         132,187
    Interest ............................................................      1,142,520      3,248,140          13,764
  Other assets ..........................................................         25,857         15,377             500
                                                                            ------------   ------------    ------------
      Total assets ......................................................    193,211,339    184,688,458      40,496,417
                                                                            ------------   ------------    ------------
LIABILITIES:
  Fund shares purchased .................................................        262,756        484,634          47,523
  Payables:
    Investments purchased ...............................................             --             --          79,563
    Written option, at value(2) .........................................         36,750             --              --
    Management fees .....................................................        150,170        151,748          45,573
  Accrued expenses ......................................................          2,249          1,280          42,981
                                                                            ------------   ------------    ------------
      Total liabilities .................................................        451,925        637,662         215,640
                                                                            ------------   ------------    ------------
NET ASSETS ..............................................................   $192,759,414   $184,050,796    $ 40,280,777
                                                                            ============   ============    ============
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ...........................   $151,497,161   $176,005,491    $ 30,276,083
  Accumulated net investment income (loss) ..............................        105,370         45,890          59,808
  Accumulated net realized gain (loss) from investment
    transactions and foreign currency ...................................      3,840,413       (118,329)      2,110,628
  Net unrealized appreciation (depreciation) on investments,
    options and foreign currency ........................................     37,316,470      8,117,744       7,834,258
                                                                            ------------   ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .............................   $192,759,414   $184,050,796    $ 40,280,777
                                                                            ============   ============    ============
Capital shares, $1.00 par value:
  Authorized ............................................................     25,000,000    100,000,000      10,000,000
                                                                            ============   ============    ============
  Outstanding ...........................................................     15,394,180     16,488,787       2,894,938
                                                                            ============   ============    ============
NET ASSET VALUE PER SHARE ...............................................   $      12.52   $      11.16    $      13.91
                                                                            ============   ============    ============
(1) Cash denominated in foreign currencies, at cost .....................             --             --       1,345,694
(2) Writen option, premium received .....................................         36,899             --              --

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
46

                                                                  BUFFALO
   BUFFALO              BUFFALO              BUFFALO             SCIENCE &             BUFFALO              BUFFALO
  LARGE CAP            MICRO CAP             MID CAP             TECHNOLOGY           SMALL CAP            USA GLOBAL
     FUND                 FUND                 FUND                 FUND                 FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------
$   44,922,322       $   42,221,770       $  385,147,620       $  173,104,297       $1,635,893,052       $   88,097,468
            --                   --                   --                   --          113,676,622                   --
--------------       --------------       --------------       --------------       --------------       --------------
$   44,922,322       $   42,221,770       $  385,147,620       $  173,104,297       $1,749,569,674       $   88,097,468
==============       ==============       ==============       ==============       ==============       ==============
$   59,985,105       $   50,695,624       $  487,841,201       $  211,750,985       $2,127,570,264       $  115,178,098
            --                   --                   --                   --          169,606,109                   --
--------------       --------------       --------------       --------------       --------------       --------------
    59,985,105           50,695,624          487,841,201          211,750,985        2,297,176,373          115,178,098
            --               37,561                   --                   --                   --                   --
            --                   --                   --                   --                   --                   --

            --              900,367              259,582              856,183           10,308,795              613,080
        11,579               11,583            2,710,634              850,193            2,105,462              523,468
        32,534                2,607              160,805               44,266              733,711               82,006
         2,847                   --                5,126                3,126               21,425                3,590
        14,196                9,510               15,357               15,810               63,495               22,801
--------------       --------------       --------------       --------------       --------------       --------------
    60,046,261           51,657,252          490,992,706          213,520,563        2,310,409,261          116,423,043
--------------       --------------       --------------       --------------       --------------       --------------

       226,926              214,160               96,407              119,120            1,793,621              308,086

            --              205,184                   --            3,495,370                   --                   --
            --                   --                   --                   --                   --                   --
        48,286               61,008              383,823              163,908            1,885,047               91,073
           233                  364                4,369                1,575                1,035                  190
--------------       --------------       --------------       --------------       --------------       --------------
       275,445              480,716              484,599            3,779,973            3,679,703              399,349
--------------       --------------       --------------       --------------       --------------       --------------
$   59,770,816       $   51,176,536       $  490,508,107       $  209,740,590       $2,306,729,558       $  116,023,694
==============       ==============       ==============       ==============       ==============       ==============

$   43,257,000       $   39,098,390       $  370,371,760       $  164,721,577       $1,643,957,732       $   87,919,544
        (5,391)            (311,044)            (636,829)            (293,246)          (5,031,658)              63,990

     1,456,424            3,915,337           18,079,595            6,665,571          120,196,785              959,530

    15,062,783            8,473,853          102,693,581           38,646,688          547,606,699           27,080,630
--------------       --------------       --------------       --------------       --------------       --------------
$   59,770,816       $   51,176,536       $  490,508,107       $  209,740,590       $2,306,729,558       $  116,023,694
==============       ==============       ==============       ==============       ==============       ==============
    10,000,000            Unlimited            Unlimited            Unlimited          100,000,000           10,000,000
==============       ==============       ==============       ==============       ==============       ==============
     2,582,567            3,897,072           28,244,587           13,732,761           79,484,177            4,786,623
==============       ==============       ==============       ==============       ==============       ==============
$        23.14       $        13.13       $        17.37       $        15.27       $        29.02       $        24.24
==============       ==============       ==============       ==============       ==============       ==============
            --                   --                   --                   --                   --                   --
            --                   --                   --                   --                   --                   --


--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

            For the Six Months Ended September 30, 2007 (Unaudited)

                                                                             BUFFALO         BUFFALO         BUFFALO
                                                                             BALANCED       HIGH YIELD    JAYHAWK CHINA
                                                                               FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ..............................................................  $  2,234,345    $  5,927,383    $     51,836
  Dividends .............................................................     1,198,374         180,019         404,783
  Foreign tax withheld ..................................................        (1,198)         (5,394)         (3,420)
                                                                           ------------    ------------    ------------
    Total investment income .............................................     3,431,521       6,102,008         453,199
                                                                           ------------    ------------    ------------
EXPENSES:
  Management fees .......................................................       882,072         919,903         233,838
  Custody fees ..........................................................            --              --          23,973
  Registration fees .....................................................        19,398          12,627          15,189
  Other .................................................................         2,983           3,210             902
                                                                           ------------    ------------    ------------
    Total expenses ......................................................       904,453         935,740         273,902
                                                                           ------------    ------------    ------------
    Net investment income (loss) ........................................     2,527,068       5,166,268         179,297
                                                                           ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain from:
    Investment transactions .............................................     3,901,978       1,112,608       2,106,802
    Foreign currency translation ........................................            --              --           3,817
                                                                           ------------    ------------    ------------
      Total net realized gains ..........................................     3,901,978       1,112,608       2,110,619
                                                                           ------------    ------------    ------------
  Net unrealized appreciation/depreciation during the period on:
    Investments .........................................................     9,046,692      (2,254,633)      6,835,200
    Options .............................................................           149              --              --
    Foreign currency ....................................................            --              --          (4,642)
                                                                           ------------    ------------    ------------
      Total net unrealized appreciation/depreciation ....................     9,046,841      (2,254,633)      6,830,558
                                                                           ------------    ------------    ------------
    Net realized and unrealized gain (loss) on investments ..............    12,948,819      (1,142,025)      8,941,177
                                                                           ------------    ------------    ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....  $ 15,475,887    $  4,024,243    $  9,120,474
                                                                           ============    ============    ============

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
48

                                                                  BUFFALO
    BUFFALO              BUFFALO              BUFFALO            SCIENCE &             BUFFALO              BUFFALO
  LARGE CAP            MICRO CAP             MID CAP            TECHNOLOGY            SMALL CAP            USA GLOBAL
     FUND                 FUND                 FUND                 FUND                 FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------
$       90,238       $       38,431       $      573,667       $      205,529       $    2,002,651       $      214,250
       279,011               64,119            1,013,322              421,396            4,287,219              466,392
        (9,636)                  --                   --              (15,316)              (5,496)                  --
--------------       --------------       --------------       --------------       --------------       --------------
       359,613              102,550            1,586,989              611,609            6,284,374              680,642
--------------       --------------       --------------       --------------       --------------       --------------

       292,873              401,141            2,199,803              888,414           11,268,028              495,619
            --                   --                   --                   --                   --                   --
        11,346               10,980               17,934               13,542               19,947               12,078
         1,386                1,473                6,081                2,899               28,057                1,618
--------------       --------------       --------------       --------------       --------------       --------------
       305,605              413,594            2,223,818              904,855           11,316,032              509,315
--------------       --------------       --------------       --------------       --------------       --------------
        54,008             (311,044)            (636,829)            (293,246)          (5,031,658)             171,327
--------------       --------------       --------------       --------------       --------------       --------------

     1,465,213            1,046,244           14,155,297            5,221,895           73,585,970            1,273,065
            --                   --                   --                   --                   --                   --
--------------       --------------       --------------       --------------       --------------       --------------
     1,465,213            1,046,244           14,155,297            5,221,895           73,585,970            1,273,065
--------------       --------------       --------------       --------------       --------------       --------------

     2,939,562           (1,453,291)          34,656,203           17,066,298            2,394,560            5,810,438
            --                   --                   --                   --                   --                   --
            --                   --                   --                   --                   --                   --
--------------       --------------       --------------       --------------       --------------       --------------
     2,939,562           (1,453,291)          34,656,203           17,066,298            2,394,560            5,810,438
--------------       --------------       --------------       --------------       --------------       --------------
     4,404,775             (407,047)          48,811,500           22,288,193           75,980,530            7,083,503
--------------       --------------       --------------       --------------       --------------       --------------
$    4,458,783       $     (718,091)      $   48,174,671       $   21,994,947       $   70,948,872       $    7,254,830
==============       ==============       ==============       ==============       ==============       ==============


--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                               September 30, 2007

                                                                                                              BUFFALO
                                                                                                           BALANCED FUND
                                                                                               SIX MONTHS ENDED
                                                                                              SEPTEMBER 30, 2007       YEAR ENDED
                                                                                                  (UNAUDITED)        MARCH 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ...........................................................      $    2,527,068       $    4,645,911
  Net realized gain from investment transactions .........................................           3,901,978            9,401,706
  Net unrealized appreciation/depreciation during the period on investments ..............           9,046,841            3,564,122
                                                                                                --------------       --------------
    Net increase (decrease) in net assets resulting from operations ......................          15,475,887           17,611,739

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..................................................................          (2,482,249)          (4,688,752)
  Net realized gains .....................................................................          (1,292,029)                  --
                                                                                                --------------       --------------
    Total distributions to shareholders ..................................................          (3,774,278)          (4,688,752)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ............................................................................          33,502,843          120,178,149
  Reinvested distributions ...............................................................           3,405,960            3,698,814
                                                                                                --------------       --------------
                                                                                                    36,908,803          123,876,963
  Redemptions ............................................................................         (22,255,684)        (120,662,898)
  Redemption fees (Note 5) ...............................................................               8,167               31,040
                                                                                                --------------       --------------
    Shares repurchased ...................................................................         (22,247,517)        (120,631,858)
                                                                                                --------------       --------------
      Net increase (decrease) from capital share transactions ............................          14,661,286            3,245,105
                                                                                                --------------       --------------
        Total increase (decrease) in net assets ..........................................          26,362,895           16,168,092

NET ASSETS:
  Beginning of period ....................................................................         166,396,519          150,228,427
                                                                                                --------------       --------------
  End of period ..........................................................................      $  192,759,414       $  166,396,519
                                                                                                ==============       ==============
  Accumulated net investment income (loss) at end of period ..............................      $      105,370       $       60,551
                                                                                                ==============       ==============
Fund share transactions:
  Shares sold ............................................................................           2,733,373           10,636,147
  Reinvested distributions ...............................................................             274,522              327,587
                                                                                                --------------       --------------
                                                                                                     3,007,895           10,963,734
  Shares repurchased .....................................................................          (1,827,666)         (10,675,901)
                                                                                                --------------       --------------
    Net increase (decrease) in fund shares ...............................................           1,180,229              287,833
                                                                                                ==============       ==============

(1) Commenced operations on December 18, 2006.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
50

                 BUFFALO                                  BUFFALO
             HIGH YIELD FUND                         JAYHAWK CHINA FUND
  SIX MONTHS ENDED                          SIX MONTHS ENDED
 SEPTEMBER 30, 2007       YEAR ENDED       SEPTEMBER 30, 2007      PERIOD ENDED
    (UNAUDITED)         MARCH 31, 2007        (UNAUDITED)        MARCH 31, 2007(1)
----------------------------------------------------------------------------------
   $    5,166,268       $   10,604,915       $      179,297       $      (28,038)
        1,112,608            3,338,296            2,110,619              135,193
       (2,254,633)          (3,166,870)           6,830,558            1,003,700
   --------------       --------------       --------------       --------------
        4,024,243           10,776,341            9,120,474            1,110,855

       (5,527,195)         (10,858,286)            (117,450)                  --
               --                   --             (109,321)                  --
   --------------       --------------       --------------       --------------
       (5,527,195)         (10,858,286)            (226,771)                  --

       34,729,096           26,212,844           11,348,082           22,884,319
        4,072,696            8,151,175              218,687                   --
   --------------       --------------       --------------       --------------
       38,801,792           34,364,019           11,566,769           22,884,319
      (34,718,831)         (64,421,478)          (3,588,335)            (602,042)
           11,471               22,161               12,770                2,738
   --------------       --------------       --------------       --------------
      (34,707,360)         (64,399,317)          (3,575,565)            (599,304)
   --------------       --------------       --------------       --------------
        4,094,432          (30,035,298)           7,991,204           22,285,015
   --------------       --------------       --------------       --------------
        2,591,480          (30,117,243)          16,884,907           23,395,870

      181,459,316          211,576,559           23,395,870                   --
   --------------       --------------       --------------       --------------
   $  184,050,796       $  181,459,316       $   40,280,777       $   23,395,870
   ==============       ==============       ==============       ==============
   $       45,890       $      406,817       $       59,808       $       (2,039)
   ==============       ==============       ==============       ==============
        3,104,070            2,340,460              950,151            2,280,846
          365,786              738,068               17,955                   --
   --------------       --------------       --------------       --------------
        3,469,856            3,078,528              968,106            2,280,846
       (3,101,607)          (5,811,071)            (295,107)             (58,907)
   --------------       --------------       --------------       --------------
          368,249           (2,732,543)             672,999            2,221,939
   ==============       ==============       ==============       ==============

               BUFFALO                                   BUFFALO
           LARGE CAP FUND                             MICRO CAP FUND
 SIX MONTHS ENDED                           SIX MONTHS ENDED
SEPTEMBER 30, 2007        YEAR ENDED       SEPTEMBER 30, 2007       YEAR ENDED
    (UNAUDITED)         MARCH 31, 2007        (UNAUDITED)         MARCH 31, 2007
---------------------------------------------------------------------------------
   $       54,008       $       (9,350)      $     (311,044)      $     (536,496)
        1,465,213            1,084,420            1,046,244            4,073,744
        2,939,562            4,263,538           (1,453,291)          (1,698,997)
   --------------       --------------       --------------       --------------
        4,458,783            5,338,608             (718,091)           1,838,251
          (59,399)             (43,455)                  --                   --
         (682,470)                  --                   --           (2,891,049)
   --------------       --------------       --------------       --------------
         (741,869)             (43,455)                  --           (2,891,049)
        9,965,821            7,052,191            1,590,666            6,939,489
          732,613               42,790                   --            2,832,253
   --------------       --------------       --------------       --------------
       10,698,434            7,094,981            1,590,666            9,771,742
       (6,929,077)         (14,358,026)          (7,147,505)         (12,466,299)
            2,206                2,379                2,887                5,591
   --------------       --------------       --------------       --------------
       (6,926,871)         (14,355,647)          (7,144,618)         (12,460,708)
   --------------       --------------       --------------       --------------
        3,771,563           (7,260,666)          (5,553,953)          (2,688,966)
   --------------       --------------       --------------       --------------
        7,488,477           (1,965,513)          (6,272,044)          (3,741,764)
       52,282,339           54,247,852           57,448,580           61,190,344
   --------------       --------------       --------------       --------------
   $   59,770,816       $   52,282,339       $   51,176,536       $   57,448,580
   ==============       ==============       ==============       ==============
   $       (5,391)      $           --       $     (311,044)      $           --
   ==============       ==============       ==============       ==============
          431,381              352,970              119,010              534,700
           31,375                2,327                   --              219,384
   --------------       --------------       --------------       --------------
          462,756              355,297              119,010              754,084
         (301,987)            (722,996)            (534,943)            (979,314)
   --------------       --------------       --------------       --------------
          160,769             (367,699)            (415,933)            (225,230)
   ==============       ==============       ==============       ==============


--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                               September 30, 2007

                                                                                                             BUFFALO
                                                                                                           MID CAP FUND
                                                                                               SIX MONTHS ENDED
                                                                                              SEPTEMBER 30, 2007       YEAR ENDED
                                                                                                  (UNAUDITED)        MARCH 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ...........................................................      $     (636,829)      $   (1,169,333)
  Net realized gain from investment transactions .........................................          14,155,297           11,499,914
  Net unrealized appreciation/depreciation during the period on investments ..............          34,656,203           (1,203,630)
                                                                                                --------------       --------------
    Net increase in net assets resulting from operations .................................          48,174,671            9,126,951

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..................................................................                  --                   --
  Net realized gains .....................................................................                  --           (7,186,450)
                                                                                                --------------       --------------
    Total distributions to shareholders ..................................................                  --           (7,186,450)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ............................................................................          83,942,835          179,479,373
  Reinvested distributions ...............................................................                  --            6,869,162
                                                                                                --------------       --------------
                                                                                                    83,942,835          186,348,535
  Redemptions ............................................................................         (38,028,371)        (136,138,862)
  Redemption fees (Note 5) ...............................................................              11,473               50,925
                                                                                                --------------       --------------
    Shares repurchased ...................................................................         (38,016,898)        (136,087,937)
                                                                                                --------------       --------------
      Net increase (decrease) from capital share transactions ............................          45,925,937           50,260,598
                                                                                                --------------       --------------
        Total increase (decrease) in net assets ..........................................          94,100,608           52,201,099

NET ASSETS:
  Beginning of period ....................................................................         396,407,499          344,206,400
                                                                                                --------------       --------------
  End of period ..........................................................................      $  490,508,107       $  396,407,499
                                                                                                ==============       ==============
  Accumulated net investment income (loss) at end of period ..............................      $     (636,829)      $           --
                                                                                                ==============       ==============
Fund share transactions:
  Shares sold ............................................................................           4,988,453           12,167,344
  Reinvested distributions ...............................................................                  --              457,639
                                                                                                --------------       --------------
                                                                                                     4,988,453           12,624,983
  Shares repurchased .....................................................................          (2,276,706)          (9,362,906)
                                                                                                --------------       --------------
    Net increase (decrease) in fund shares ...............................................           2,711,747            3,262,077
                                                                                                ==============       ==============

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
52

                 BUFFALO                                   BUFFALO                                  BUFFALO
        SCIENCE & TECHNOLOGY FUND                      SMALL CAP FUND                           USA GLOBAL FUND
  SIX MONTHS ENDED                          SIX MONTHS ENDED                          SIX MONTHS ENDED
 SEPTEMBER 30, 2007       YEAR ENDED       SEPTEMBER 30, 2007       YEAR ENDED       SEPTEMBER 30, 2007       YEAR ENDED
    (UNAUDITED)         MARCH 31, 2007         (UNAUDITED)        MARCH 31, 2007        (UNAUDITED)         MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------
   $     (293,246)      $     (462,103)      $   (5,031,658)      $   (8,239,029)      $      171,327       $      165,267
        5,221,895            4,538,110           73,585,970          123,373,979            1,273,065            5,163,322
       17,066,298              982,925            2,394,560          (25,748,484)           5,810,438            2,137,187
   --------------       --------------       --------------       --------------       --------------       --------------
       21,994,947            5,058,932           70,948,872           89,386,466            7,254,830            7,465,776

               --                   --                   --                   --             (136,795)            (192,295)
               --           (6,400,155)                  --         (142,939,633)          (3,146,993)          (1,999,838)
   --------------       --------------       --------------       --------------       --------------       --------------
               --           (6,400,155)                  --         (142,939,633)          (3,283,788)          (2,192,133)

       58,820,159           88,607,228          359,965,352          400,156,726           43,274,700           13,813,188
               --            6,347,756                   --          138,893,161            3,249,914            2,149,677
   --------------       --------------       --------------       --------------       --------------       --------------
       58,820,159           94,954,984          359,965,352          539,049,887           46,524,614           15,962,865
      (23,940,743)         (52,115,066)        (237,219,777)        (488,847,222)          (9,502,982)         (19,326,090)
           11,759               24,274               47,669              164,616                4,917                3,179
   --------------       --------------       --------------       --------------       --------------       --------------
      (23,928,984)         (52,090,792)        (237,172,108)        (488,682,606)          (9,498,065)         (19,322,911)
   --------------       --------------       --------------       --------------       --------------       --------------
       34,891,175           42,864,192          122,793,244           50,367,281           37,026,549           (3,360,046)
   --------------       --------------       --------------       --------------       --------------       --------------
       56,886,122           41,522,969          193,742,116           (3,185,886)          40,997,591            1,913,597

      152,854,468          111,331,499        2,112,987,442        2,116,173,328           75,026,103           73,112,506
   --------------       --------------       --------------       --------------       --------------       --------------
   $  209,740,590       $  152,854,468       $2,306,729,558       $2,112,987,442       $  116,023,694       $   75,026,103
   ==============       ==============       ==============       ==============       ==============       ==============
   $     (293,246)      $           --       $   (5,031,658)      $           --       $       63,990       $       29,458
   ==============       ==============       ==============       ==============       ==============       ==============
        4,334,643            6,715,884           12,120,925           14,788,847            1,808,370              617,660
               --              521,246                   --            5,188,389              136,838               96,999
   --------------       --------------       --------------       --------------       --------------       --------------
        4,334,643            7,237,130           12,120,925           19,977,236            1,945,208              714,659
       (1,945,102)          (4,035,093)          (8,109,212)         (18,211,542)            (399,331)            (892,369)
   --------------       --------------       --------------       --------------       --------------       --------------
        2,389,541            3,202,037            4,011,713            1,765,694            1,545,877             (177,710)
   ==============       ==============       ==============       ==============       ==============       ==============


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                              BUFFALO BALANCED FUND

                                              SIX MONTHS ENDED
Condensed data for a share of capital        SEPTEMBER 30, 2007                      YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    11.71    $    10.79    $     9.98    $     9.38    $     7.27    $     9.27
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income .....................        0.17          0.32          0.30          0.29          0.29          0.20
    Net gains (losses) on securities
      (both realized and unrealized) ..........        0.90          0.92          0.81          0.62          2.12         (1.99)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        1.07          1.24          1.11          0.91          2.41         (1.79)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less distributions:
    Dividends from net investment income ......       (0.17)        (0.32)        (0.30)        (0.31)        (0.30)        (0.21)
    Distributions from capital gains ..........       (0.09)           --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total distributions .........................       (0.26)        (0.32)        (0.30)        (0.31)        (0.30)        (0.21)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)          --(1)         --(1)         --(1)         --(1)         --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    12.52    $    11.71    $    10.79    $     9.98    $     9.38    $     7.27
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................        9.18%        11.67%        11.23%         9.75%        33.50%       (19.32%)
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ........  $  192,759    $  166,397    $  150,228    $  143,041    $   77,275    $   18,050
Ratio of expenses to average net assets** .....        1.03%         1.03%         1.03%         1.03%         1.05%         1.10%
Ratio of net investment income to average
  net assets** ................................        2.87%         2.85%         2.89%         3.13%         3.47%         2.60%
Portfolio turnover rate* ......................          11%           28%           18%           30%           32%           45%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
54

                              FINANCIAL HIGHLIGHTS

                            BUFFALO HIGH YIELD FUND

                                              SIX MONTHS ENDED
Condensed data for a share of capital        SEPTEMBER 30, 2007                      YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    11.26    $    11.22    $    11.13    $    11.24    $     9.86    $     9.87
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income .....................        0.30          0.63          0.58          0.42          0.43          0.55
    Net gains (losses) on securities
      (both realized and unrealized) ..........       (0.07)         0.06          0.16         (0.09)         1.37          0.01
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        0.25          0.69          0.74          0.33          1.80          0.56
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less dividends from net investment income ...       (0.35)        (0.65)        (0.65)        (0.44)        (0.43)        (0.57)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)         --(1)         --(1)         --(1)         --(1)        0.01            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    11.16    $    11.26    $    11.22    $    11.13    $    11.24    $     9.86
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................        2.21%         6.42%         6.82%         2.96%        18.56%         5.95%
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ........  $  184,051    $  181,459    $  211,577    $  304,746    $  324,123    $  143,008
Ratio of expenses to average net assets** .....        1.02%         1.02%         1.02%         1.02%         1.03%         1.03%
Ratio of net investment income to average
  net assets** ................................        5.63%         5.66%         5.03%         3.71%         3.89%         6.24%
Portfolio turnover rate* ......................          16%            9%           28%           45%           51%           33%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                           BUFFALO JAYHAWK CHINA FUND

                                                                                                              FOR THE PERIOD FROM
                                                                                                               DECEMBER 18, 2006
                                                                                        SIX MONTHS ENDED       (COMMENCEMENT OF
Condensed data for a share of capital                                                  SEPTEMBER 30, 2007       OPERATIONS) TO
stock outstanding throughout the period.                                                   (UNAUDITED)           MARCH 31, 2007
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................................................   $    10.53              $    10.00
                                                                                           ----------              ----------
  Income from investment operations:
    Net investment income (loss) .......................................................         0.07                   (0.01)
    Net gains on securities (both realized and unrealized) .............................         3.40                    0.54
                                                                                           ----------              ----------
  Total from investment operations .....................................................         3.47                    0.53
                                                                                           ----------              ----------
  Less distributions:
    Dividends from net investment income ...............................................        (0.05)                     --
    Distributions from capital gains ...................................................        (0.04)                     --
                                                                                           ----------              ----------
  Total distributions ..................................................................        (0.09)                     --
                                                                                           ----------              ----------
  Paid-in capital from redemption fees (Note 5) ........................................           --(1)                   --(1)
                                                                                           ----------              ----------
Net asset value, end of period .........................................................   $    13.91              $    10.53
                                                                                           ==========              ==========
Total return* ..........................................................................        33.17%                   5.30%
                                                                                           ==========              ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...............................................   $   40,281              $   23,396
Ratio of expenses to average net assets** ..............................................         1.76%                   2.13%
Ratio of net investment income (loss) to average net assets** ..........................         1.15%                  (0.48%)
Portfolio turnover rate* ...............................................................           35%                      3%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
56

                              FINANCIAL HIGHLIGHTS

                             BUFFALO LARGE CAP FUND

                                              SIX MONTHS ENDED
Condensed data for a share of capital        SEPTEMBER 30, 2007                       YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    21.59    $    19.45    $    17.81    $    17.57    $    12.57    $    18.14
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income .....................        0.02            --          0.03          0.12          0.01          0.03
    Net gains (losses) on securities
      (both realized and unrealized) ..........        1.82          2.16          1.73          0.15          5.02         (5.60)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        1.84          2.16          1.76          0.27          5.03         (5.57)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less distributions:
    Dividends from net investment income ......       (0.02)        (0.02)        (0.12)        (0.03)        (0.03)           --
    Distributions from capital gains ..........       (0.27)           --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total distributions .........................       (0.29)        (0.02)        (0.12)        (0.03)        (0.03)           --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)          --(1)         --(1)         --(1)         --(1)         --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    23.14    $    21.59    $    19.45    $    17.81    $    17.57    $    12.57
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................        8.50%        11.10%         9.95%         1.52%        40.05%       (30.71%)
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ........  $   59,771    $   52,282    $   54,248    $   56,299    $   57,657    $   35,664
Ratio of expenses to average net assets** .....        1.04%         1.05%         1.04%         1.05%         1.04%         1.06%
Ratio of net investment income (loss) to
  average net assets** ........................        0.18%        (0.02%)        0.16%         0.64%         0.10%         0.21%
Portfolio turnover rate* ......................          11%           17%           40%           17%           41%           16%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                             BUFFALO MICRO CAP FUND

                                                                                                                FOR THE PERIOD FROM
                                                                                                                    MAY 21, 2004
                                                                        SIX MONTHS ENDED                         (COMMENCEMENT OF
Condensed data for a share of capital                                  SEPTEMBER 30, 2007  YEAR ENDED MARCH 31,    OPERATIONS) TO
stock outstanding throughout the period.                                   (UNAUDITED)      2007          2006     MARCH 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................................  $    13.32    $    13.48    $    10.62    $    10.00
                                                                           ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss .................................................       (0.08)        (0.13)        (0.12)        (0.07)
    Net gains (losses) on securities
      (both realized and unrealized) ....................................       (0.11)         0.66          3.03          0.66
                                                                           ----------    ----------    ----------    ----------
  Total from investment operations ......................................       (0.19)         0.53          2.91          0.59
                                                                           ----------    ----------    ----------    ----------
  Less distributions from capital gains .................................          --         (0.69)        (0.05)           --
                                                                           ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5) .........................          --(1)         --(1)         --(1)       0.03
                                                                           ----------    ----------    ----------    ----------
Net asset value, end of period ..........................................  $    13.13    $    13.32    $    13.48    $    10.62
                                                                           ==========    ==========    ==========    ==========
Total return* ...........................................................       (1.43%)        4.13%        27.48%         6.20%
                                                                           ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ................................  $   51,177    $   57,449    $   61,190    $   39,327
Ratio of expenses to average net assets** ...............................        1.50%         1.50%         1.51%         1.58%
Ratio of net investment loss to average
  net assets** ..........................................................       (1.13%)       (0.95%)       (1.09%)       (1.14%)
Portfolio turnover rate* ................................................          15%           38%           50%           28%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
58

                              FINANCIAL HIGHLIGHTS

                              BUFFALO MID CAP FUND

                                               SIX MONTHS ENDED
Condensed data for a share of capital         SEPTEMBER 30, 2007                      YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    15.53    $    15.46    $    12.54    $    12.43    $     7.54    $    10.12
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss .......................       (0.02)        (0.05)        (0.02)        (0.04)        (0.04)        (0.04)
    Net gains (losses) on securities
      (both realized and unrealized) ..........        1.86          0.41          3.17          0.31          4.93         (2.54)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        1.84          0.36          3.15          0.27          4.89         (2.58)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less distributions from capital gains .......          --         (0.29)        (0.23)        (0.16)           --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)          --(1)         --(1)         --(1)         --(1)         --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    17.37    $    15.53    $    15.46    $    12.54    $    12.43    $     7.54
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................       11.85%         2.41%        25.21%         2.15%        64.85%       (25.49%)
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ........  $  490,508    $  396,407    $  344,206    $  170,880    $  112,070    $   39,193
Ratio of expenses to average net assets** .....        1.01%         1.02%         1.02%         1.03%         1.03%         1.10%
Ratio of net investment loss to average
  net assets** ................................       (0.29%)       (0.32%)       (0.21%)       (0.39%)       (0.48%)       (0.59%)
Portfolio turnover rate* ......................          10%           21%           19%           21%           24%            8%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                       BUFFALO SCIENCE & TECHNOLOGY FUND

                                              SIX MONTHS ENDED
Condensed data for a share of capital        SEPTEMBER 30, 2007                       YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    13.48    $    13.68    $    10.73    $    11.04    $     6.01    $    10.18
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss .......................       (0.02)        (0.04)        (0.04)        (0.02)        (0.04)        (0.05)
    Net gains (losses) on securities
      (both realized and unrealized) ..........        1.81          0.54          3.04         (0.29)         5.07         (4.12)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        1.79          0.50          3.00         (0.31)         5.03         (4.17)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less distributions from capital gains .......          --         (0.70)        (0.05)           --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)          --(1)         --(1)         --(1)         --(1)         --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    15.27    $    13.48    $    13.68    $    10.73    $    11.04    $     6.01
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................       13.28%         4.28%        27.96%        (2.81%)       83.69%       (40.96%)
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ........  $  209,741    $  152,854    $  111,331    $   62,690    $   34,924    $   14,537
Ratio of expenses to average net assets** .....        1.02%         1.03%         1.03%         1.05%         1.03%         1.23%
Ratio of net investment loss to average
  net assets** ................................       (0.33%)       (0.37%)       (0.40%)       (0.24%)       (0.55%)       (0.73%)
Portfolio turnover rate* ......................          13%           35%           46%           25%           38%           26%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
60

                              FINANCIAL HIGHLIGHTS

                             BUFFALO SMALL CAP FUND

                                              SIX MONTHS ENDED
Condensed data for a share of capital        SEPTEMBER 30, 2007                       YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    28.00    $    28.71    $    26.30    $    25.70    $    13.79    $    21.08
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment loss .......................       (0.06)        (0.11)        (0.11)        (0.07)        (0.10)        (0.10)
    Net gains (losses) on securities
      (both realized and unrealized) ..........        1.08          1.44          5.63          1.56         12.21         (7.16)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        1.02          1.33          5.52          1.49         12.11         (7.26)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less dividends and distributions:
    Dividends from net investment income ......          --            --            --         (0.02)           --            --
    Distributions from capital gains ..........          --         (2.04)        (3.11)        (0.87)        (0.20)        (0.03)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total dividends and distributions ...........          --         (2.04)        (3.11)        (0.89)        (0.20)        (0.03)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)          --(1)         --(1)         --(1)         --(1)         --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    29.02    $    28.00    $    28.71    $    26.30    $    25.70    $    13.79
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................        3.64%         4.95%        22.46%         5.75%        88.07%       (34.49%)
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ........  $2,306,730    $2,112,987    $2,116,173    $1,845,847    $1,704,869    $  685,634
Ratio of expenses to average net assets** .....        1.01%         1.01%         1.01%         1.01%         1.01%         1.02%
Ratio of net investment loss to average
  net assets** ................................       (0.45%)       (0.42%)       (0.42%)       (0.28%)       (0.53%)       (0.55%)
Portfolio turnover rate* ......................          12%           15%           27%           35%           22%           24%

*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                             BUFFALO USA GLOBAL FUND

                                              SIX MONTHS ENDED
Condensed data for a share of capital        SEPTEMBER 30, 2007                       YEARS ENDED MARCH 31,
stock outstanding throughout the period.         (UNAUDITED)      2007          2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........  $    23.15    $    21.39    $    18.82    $    19.18    $    13.04    $    18.84
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Income from investment operations:
    Net investment income (loss) ..............        0.04          0.05          0.05          0.12          0.02         (0.01)
    Net gains (losses) on securities
      (both realized and unrealized) ..........        1.89          2.45          2.59         (0.37)         6.12         (5.79)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations ............        1.93          2.50          2.64         (0.25)         6.14         (5.80)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Less dividends and distributions:
    Dividends from net investment income ......       (0.03)        (0.06)        (0.07)        (0.11)           --            --
    Distributions from capital gains ..........       (0.81)        (0.68)           --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Total dividends and distributions ...........       (0.84)        (0.74)        (0.07)        (0.11)           --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Paid-in capital from redemption fees (Note 5)          --(1)         --(1)         --(1)         --(1)         --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ................  $    24.24    $    23.15    $    21.39    $    18.82    $    19.18    $    13.04
                                                 ==========    ==========    ==========    ==========    ==========    ==========
Total return* .................................        8.20%        11.86%        14.05%        (1.30%)       47.11%       (30.79%)
                                                 ==========    ==========    ==========    ==========    ==========    ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)  .......  $  116,024    $   75,026    $   73,113    $   73,977    $   79,192    $   60,735
Ratio of expenses to average net assets** .....        1.03%         1.04%         1.04%         1.04%         1.03%         1.04%
Ratio of net investment income (loss) to
  average net assets** ........................        0.35%         0.24%         0.23%         0.67%         0.14%        (0.10%)
Portfolio turnover rate* ......................           4%           13%           11%           33%           21%            7%


*     Not annualized for periods less than one full year.
**    Annualized for periods less than one full year.
(1)   Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
62

                          NOTES TO FINANCIAL STATEMENTS

                         September 30, 2007 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of the Buffalo Jayhawk China Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Science & Technology
Fund), Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION -- Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Boards of Directors/Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2007, the Buffalo High Yield Fund held fair valued securities with market a value of $357,525 or 0.19% of total net assets.

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

When the Buffalo Jayhawk China Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo Jayhawk China Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo Jayhawk China Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo Jayhawk China Fund's assets at risk of total loss.

B. FEDERAL INCOME TAXES -- Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds adopted the provisions of the Financial Accounting Standards Board's ("FASB") Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Funds' financial statements.


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                         September 30, 2007 (Unaudited)
                                   (Continued)

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION -- Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS -- Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

H. INDEMNIFICATIONS -- Under the Funds' organizational documents, officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.


--------------------------------------------------------------------------------
64

I. RECENT ACCOUNTING PRONOUNCEMENTS -- In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

2.  FEDERAL TAX MATTERS:

The tax character of distributions paid during the periods ended September 30, 2007 and March 31, 2007 was as follows:

                                                          PERIOD ENDED SEPTEMBER 30, 2007            YEAR ENDED MARCH 31, 2007
                                                         --------------------------------        --------------------------------
                                                           ORDINARY           LONG-TERM            ORDINARY           LONG-TERM
                                                            INCOME          CAPITAL GAINS           INCOME          CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------------------
Buffalo Balanced Fund ................................   $  2,482,249        $  1,292,029        $  4,688,752        $         --
Buffalo High Yield Fund ..............................      5,527,195                  --          10,858,286                  --
Buffalo Jayhawk China Fund ...........................        226,771                  --                  --                  --
Buffalo Large Cap Fund ...............................         59,399             682,470              24,521              18,934
Buffalo Micro Cap Fund ...............................             --                  --                  --           2,891,049
Buffalo Mid Cap Fund .................................             --                  --              58,754           7,127,696
Buffalo Science & Technology Fund ....................             --                  --             238,846           6,161,309
Buffalo Small Cap Fund ...............................             --                  --                  --         142,939,633
Buffalo USA Global Fund ..............................        161,258           3,122,530             578,234           1,613,899

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the year ended March 31, 2007.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short- term capital gain distributions to ordinary distributions for tax purposes.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments for the year ended March 31, 2007:

                                                                           UNDISTRIBUTED        ACCUMULATED
                                                                           NET INVESTMENT       NET REALIZED            PAID IN
                                                                            INCOME (LOSS)        GAIN (LOSS)            CAPITAL
---------------------------------------------------------------------------------------------------------------------------------
Buffalo Balanced Fund ...................................................   $     10,673        $    (10,675)        $          2
Buffalo High Yield Fund .................................................      1,394,238          (1,394,230)                  (8)
Buffalo Jayhawk China Fund ..............................................         25,999             (25,863)                (136)
Buffalo Large Cap Fund ..................................................         28,284             (18,934)              (9,350)
Buffalo Micro Cap Fund ..................................................        536,496            (197,737)            (338,759)
Buffalo Mid Cap Fund ....................................................      1,169,333          (1,169,333)                  --
Buffalo Science & Technology Fund .......................................        462,103            (462,103)                  --
Buffalo Small Cap Fund ..................................................      8,239,029          (8,239,029)                  --
Buffalo USA Global Fund .................................................             --                  --                   --


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                         September 30, 2007 (Unaudited)
                                   (Continued)

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

                                              BUFFALO           BUFFALO           BUFFALO           BUFFALO           BUFFALO
                                              BALANCED         HIGH YIELD      JAYHAWK CHINA       LARGE CAP         MICRO CAP
                                                FUND              FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
Cost of investments(a) .................   $  137,397,245    $  168,577,899    $   20,987,744    $   40,158,558    $   49,622,298
                                           --------------    --------------    --------------    --------------    --------------
Gross unrealized appreciation ..........       29,607,060        11,232,806         1,835,741        13,214,510        12,318,691
Gross unrealized depreciation ..........       (1,442,387)       (1,694,971)         (831,782)       (1,100,078)       (2,398,868)
                                           --------------    --------------    --------------    --------------    --------------
Net unrealized appreciation ............   $   28,164,673    $    9,537,835    $    1,003,959    $   12,114,432    $    9,919,823
                                           ==============    ==============    ==============    ==============    ==============
Undistributed ordinary income ..........          103,974           730,821           109,330                --                --
Undistributed long-term capital gain ...        1,291,997                --                --           682,470         2,876,414
                                           --------------    --------------    --------------    --------------    --------------
Total distributable earnings ...........   $    1,395,971    $      730,821    $      109,330    $      682,470    $    2,876,414
                                           ==============    ==============    ==============    ==============    ==============
Other accumulated losses ...............               --          (720,399)           (2,298)               --                --
                                           --------------    --------------    --------------    --------------    --------------
Total accumulated earnings .............   $   29,560,644    $    9,548,257    $    1,110,991    $   12,796,902    $   12,796,237
                                           ==============    ==============    ==============    ==============    ==============

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.

                                                                BUFFALO            BUFFALO          BUFFALO           BUFFALO
                                                                MID CAP           SCIENCE &        SMALL CAP         USA GLOBAL
                                                                  FUND         TECHNOLOGY FUND        FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
Cost of investments(a) ...................................   $  328,337,515    $  131,787,701    $1,567,987,915    $   53,621,531
                                                             --------------    --------------    --------------    --------------
Gross unrealized appreciation ............................       77,420,245        26,665,589       636,511,518        21,771,792
Gross unrealized depreciation ............................       (9,382,867)       (5,898,376)      (91,770,234)         (815,107)
                                                             --------------    --------------    --------------    --------------
Net unrealized appreciation ..............................   $   68,037,378    $   20,767,213    $  544,741,284    $   20,956,685
                                                             ==============    ==============    ==============    ==============
Undistributed ordinary income ............................          319,498           830,387        20,342,199            53,908
Undistributed long-term capital gain .....................        3,604,800         1,426,466        26,739,471         3,122,515
                                                             --------------    --------------    --------------    --------------
Total distributable earnings .............................   $    3,924,298    $    2,256,853    $   47,081,670    $    3,176,423
                                                             ==============    ==============    ==============    ==============
Other accumulated losses .................................               --                --                --                --
                                                             --------------    --------------    --------------    --------------
Total accumulated earnings ...............................   $   71,961,676    $   23,024,066    $  591,822,954    $   24,133,108
                                                             ==============    ==============    ==============    ==============

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.

As of March 31, 2007, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

                                                CAPITAL LOSS
                                                 CARRYOVER     EXPIRES
           -----------------------------------------------------------
           Buffalo High Yield Fund ...........   $ 720,399       2014

The Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund and Buffalo USA Global Fund utilized $6,677,577, $550,441, $389,320 and $24,117, respectively of prior year capital loss carryovers in the current year.
The Buffalo Jayhawk China Fund incurred a currency loss for tax purposes from December 18, 2006 to March 31, 2007 in the amount of $2,039. As permitted by tax regulations, the Fund elected to defer and treat the loss as arising on the first day of the fiscal year ended March 31, 2008.

For the fiscal year ended March 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for each Fund were as follows (unaudited):

Buffalo Balanced Fund ....................................................   46%
Buffalo High Yield Fund ..................................................    1%
Buffalo Mid Cap Fund .....................................................  100%
Buffalo USA Global Fund ..................................................  100%


--------------------------------------------------------------------------------
66

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2007 were as follows (unaudited):

Buffalo Balanced Fund ....................................................   42%
Buffalo High Yield Fund ..................................................    1%
Buffalo Mid Cap Fund .....................................................  100%
Buffalo USA Global Fund ..................................................  100%

Additional Information Applicable to Foreign Shareholders Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each Fund for the fiscal year ended March 31, 2007 were as follows (unaudited):

Buffalo Balanced Fund ....................................................   65%
Buffalo High Yield Fund ..................................................   97%
Buffalo Large Cap Fund ...................................................    6%
Buffalo Mid Cap Fund .....................................................   23%
Buffalo Science & Technology Fund ........................................   11%
Buffalo USA Global Fund ..................................................    6%

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each Fund for the fiscal year ended March 31, 2007 were as follows (unaudited):

Buffalo Mid Cap Fund .....................................................  100%
Buffalo Science & Technology Fund ........................................  100%
Buffalo USA Global Fund ..................................................   67%

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds or series, except for the Buffalo Jayhawk China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services, which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("US Bancorp"), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

The Buffalo Jayhawk China Fund is sub-advised by Jayhawk Capital Management, LLC ("JCM"). Together with KCM, JCM is responsible for implementing the Fund's investment program, and is responsible for the day-to-day investment activity of the Fund. For its services, KCM pays JCM, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund's average daily net assets.

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds or series and their shares, insurance, certain director expenses and the cost of qualifying the Funds' or series' shares for sale in any jurisdiction. Certain officers and a director/trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A director/trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.


--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 2007 (Unaudited)
                                   (Continued)

4. AGGREGATE COMPENSATION TO DIRECTORS/TRUSTEES:

The Buffalo Funds do not directly compensate any of their directors or trustees. U.S. Bancorp Fund Services, LLC pays director/trustee fees to non-interested Board members from its share of the management fee that it receives from Kornitzer Capital Management, Inc. The aggregate compensation paid to the Funds' non-interested directors/trustees for their service on the Funds' Boards for the six months ended September 30, 2007 was $25,200. Interested directors/trustees who are affiliated with either the advisor or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo Jayhawk China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo USA Global Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Fund will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended September 30, 2007, were as follows:

                                                        BUFFALO         BUFFALO          BUFFALO        BUFFALO         BUFFALO
                                                        BALANCED       HIGH YIELD        JAYHAWK       LARGE CAP       MICRO CAP
                                                          FUND            FUND          CHINA FUND        FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Purchases ..........................................  $21,898,751     $28,320,100      $14,638,022     $7,313,175     $ 7,935,158
Proceeds from Sales ................................  $18,135,578     $26,302,926      $ 9,621,621     $5,777,823     $11,650,300

                                                                        BUFFALO         SCIENCE &      BUFFALO          BUFFALO
                                                                        MID CAP         TECHNOLOGY      SMALL          USA GLOBAL
                                                                          FUND             FUND        CAP FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
Purchases ..........................................................  $58,523,013      $53,706,988   $393,225,701     $31,024,972
Proceeds from Sales ................................................  $39,358,183      $22,175,269   $250,570,289     $ 3,407,141

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2007.


--------------------------------------------------------------------------------
68

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of September 30, 2007 amounted to $169,606,109 representing 7.35% of net assets. There were no affiliated companies held in any other Funds. Transactions in the Buffalo Small Cap Fund during the six months ended September 30, 2007 in which the issuer was an "affiliated person" are as follows:

                                                                            HEIDRICK &
                                                                             STRUGGLES             WMS
                                                      MARINEMAX, INC.   INTERNATIONAL, INC.  INDUSTRIES, INC.            TOTAL
----------------------------------------------------------------------------------------------------------------------------------
March 31, 2007 Balance
  Shares .......................................                  --           1,155,600           3,198,525**
  Cost .........................................      $           --      $   36,519,343      $   48,328,222        $   84,847,565

Gross Additions
  Shares .......................................           1,263,632              53,600              38,100
  Cost .........................................      $   24,973,166      $    2,752,896      $    1,102,995        $   28,829,057

Gross Deductions
  Shares .......................................                  --                  --                  --
  Cost .........................................      $           --      $           --      $           --        $           --

September 30, 2007 Balance
  Shares .......................................           1,263,632           1,209,200           3,236,625
  Cost .........................................      $   24,973,166      $   39,272,239      $   49,431,217        $  113,676,622
                                                      ==============      ==============      ==============        ==============
Realized gain ..................................      $           --      $           --      $           --        $           --
                                                      ==============      ==============      ==============        ==============
Investment income ..............................      $           --      $           --      $           --        $           --
                                                      ==============      ==============      ==============        ==============

* As a result of the Buffalo Small Cap Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.
**    This figure includes a 3:2 stock split which took place on June 15, 2007.

8. OPTIONS WRITTEN:

The number of option contracts written and the premiums received by the Buffalo Balanced Fund during the six months ended September 30, 2007 were as follows:

                                          CALL OPTIONS      WRITTEN
                                            CONTRACTS       PREMIUMS
--------------------------------------------------------------------
Outstanding, beginning of period                --                --
Options Written                                300          $ 36,750
Options terminated
Options exercised                               --                --
Options expired                                 --                --
                                             -----          --------
Outstanding, end of period                     300          $ 36,750
                                             =====          ========

9. SUBSEQUENT EVENT:

The Buffalo Funds introduced a new series, the Buffalo International Fund, which became effective on September 28, 2007 and commenced operations on October 2, 2007.

This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC,
1-800-49-BUFFALO or at www.buffalofunds.com.


--------------------------------------------------------------------------------

                             NOTICE TO SHAREHOLDERS

A NOTE ON FORWARD-LOOKING STATEMENTS

      Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800- 49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC- 0330 (general SEC number).


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70

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


                              [BUFFALO FUNDS LOGO]
                                1-800-49-BUFFALO
                                (1-800-492-8332)
                              www.buffalofunds.com

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not Applicable.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

      (3) Not applicable.

(b) Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Registrant: Buffalo Large Cap Fund, Inc.

      By /s/ Kent W. Gasaway
         ----------------------------------------
         Kent W. Gasaway, President and Treasurer

      Date  12/06/2007

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

      By /s/ Kent W. Gasaway
         ----------------------------------------
         Kent W. Gasaway, President and Treasurer

      Date 12/06/2007